                          --------------------------------
                           DELAWARE GROUP
                          --------------------------------
                           PREMIUM FUND
                          --------------------------------

                          --------------------------------

                          --------------------------------




                           ANNUAL REPORT
                          --------------------------------
                           DECEMBER 31, 1996




                           EQUITY/INCOME SERIES
                           HIGH YIELD SERIES
                           CAPITAL RESERVES SERIES
                           MULTIPLE STRATEGY SERIES
                           GROWTH SERIES
                           MONEY MARKET SERIES
                           INTERNATIONAL EQUITY SERIES
                           EMERGING GROWTH SERIES
                           VALUE SERIES
                           GLOBAL BOND SERIES

January 31, 1997

Dear Policy Holder:


              The year 1996 was marked by an ebullient U.S. stock market and the largest inflow of personal savings into Tmutual funds ever. With the notable exception of Japan, overseas stock markets were strong as well, especially in Europe. Many foreign bond markets performed better during the year than the U.S. bond market, which was dogged by a persistent, though largely unfounded fear of inflation.

                                                            1996 Total Return
          Standard & Poor's 500 Index                            +22.95%
          Russell 2000 Index                                     +16.49%
          Lehman Brothers Government Corporate Bond Index         +2.91%
          Morgan Stanley Europe Australia Far East Index          +6.36%

          Performance quoted above assumes reinvestment of dividends. It is not intended to represent the performance of any Premium Fund Series. Complete performance information can be found following each discussion section of this report.

   Higher corporate earnings and improved productivity at many domestic and multinational industrial companies drove the U.S. stock market higher in 1996. The stocks of larger companies tended to outperform midcap and smaller cap issues, as many investors decided "bigger was better" amid an uncertain outlook for U.S. interest rates.

   In recent months, domestic consumer spending has been weak and leading U.S. economic indicators suggest subdued growth ahead. While it is possible the U.S. stock market, especially smaller companies with above-average earnings prospects, could turn in a strong year, we believe a more likely scenario may be a return to historical patterns of share price volatility and total return.

   The U.S. bond market remains a question mark in 1997. The rate of inflation, although a modest 3.3% this past year, was at the highest level in five years. We generally believe income is likely to be the dominant component of total return from U.S. bonds. In our opinion, high-yield, higher risk corporate securities are well-positioned for the year ahead because these bonds have historically been less sensitive to modest increases in interest rates.

   Beyond our shores, we have a somewhat more positive outlook for both stocks and bonds. In Europe, several countries are taking positive steps to reform fiscal policy in order to qualify for European Monetary Union. In addition, we believe privatization across the Continent should encourage greater long-term economic growth, although there are likely to be some short-term political obstacles.

   Summaries of the strategies and performance for each Premium Fund investment series are included in the pages that follow. Keep in mind that your annuity is designed as a long-term investment and that any earnings compound tax-deferred until withdrawal. This can help increase your earnings potential. We thank you for choosing Premium Fund.

Sincerely,

/s/ Wayne A. Stork
------------------

Wayne A. Stork
Chairman, President and Chief Executive Officer
Delaware Group

Equity/Income Series

Portfolio Strategy and Performance in 1996
   This time a year ago it seemed unlikely that the U.S. stock market would repeat the robust gains of 1995, but despite a minor setback in July, stocks again provided robust double digit returns.
   The Equity/Income Series, which focuses on stocks that pay above-average dividends and offer capital appreciation potential, provided a +20.72% total return (with dividends and capital gains reinvested) for the 12 months ended December 31, 1996.
   In 1996, a positive economic environment helped your Series' performance. Inflation was subdued thanks to the Federal Reserve Board's effective monetary policy. Consumer spending grew at a moderate, sustainable pace. For some companies, federal regulatory concerns dissipated.
   Since the fall of 1994, stock prices -- as measured by the unmanaged Standard & Poor's 500 Index -- have advanced at a pace that substantially exceeds the market's average annual historical returns, with remarkably lower than average short-term price declines.
   Any prudent, long-term investment strategy is mindful of the historical fact that stock markets move in cycles. Periods of expansion and prosperity can be followed by uncertain times, when an effective stock selection strategy is especially valuable.
   The Equity/Income Series relies on a consistent, value-oriented investment discipline that we believe can be especially useful in periods of increased market volatility. To be considered for the portfolio, stocks must yield more than the average yield of stocks in the S&P 500 Index. The Series' management believes above-average yields are a strong indicator that a stock is undervalued. If the yield falls below the average of the Index, management will begin to sell the stock. This helps us make sell decisions involving "good companies" when a stock's capital appreciation potential becomes limited.

A Look at the Portfolio
   During 1996, the Series benefited from strong performance of financial, drug, chemical, capital goods and railroad stocks. In 1996, our dividend-driven investment guidelines led us to a wide variety of industries. Holdings of industrial companies such as General Electric outperformed the market. Some of our telecommunications holdings did not meet expectations, however.
   In 1996, we also purchased stocks of many globally oriented consumer growth companies such as pharmaceutical firms. We believed these stocks had strong earnings potential and that they were temporarily depressed as a result of the dollar's climb.
   Generally, the Series' stock selection strategy does not include an evaluation of the likelihood a company may be acquired by another company. However, we've found in recent years that our value orientation has led us to companies

Equity/Income Series Investment Objective
Seeks the highest possible total return by selecting issues that exhibit potential for capital appreciation while providing higher-than-average dividend income.

that, coincidentally, have become involved in mergers. This past year, your Series benefited from having selected railroads involved in the freight rail industry's rapid consolidation. Our dividend discipline put us on the right track to stocks with capital appreciation potential.

Investment Outlook
   The management of the Equity/Income Series is finding potential investments among financial firms and cyclical companies whose earnings depend on the strength of the U.S. economy. These stocks generally have above-average dividend yields and, in our opinion, have potential for positive earnings surprises in 1997.
   While it is possible that the stock market's very strong recent performance may continue, a more likely scenario is a return to a historical performance norm. We anticipate that 1997 could see much more normal levels of volatility -- that is short-term fluctuations of more than 10%.
   As 1997 unfolds, slower economic growth could translate into slower corporate earnings growth, and consequently less price appreciation. In such an environment, dividends take on a much greater role in the total return of stock investments. In our opinion, the Series' strict adherence to a time-tested strategy that emphasizes the compounding power of dividends should serve policyholders well.



DE Medallion Eq Inc                             S & P 500 Index
--------------------                            ---------------


Month End
---------
  07/88            $10,000                         $10,000
  12/88            $ 9,351                         $10,365
  12/89            $10,569                         $13,639
  12/90            $ 9,171                         $13,212
  12/91            $11,218                         $17,231
  12/92            $12,208                         $18,540
  12/93            $14,094                         $20,406
  12/94            $14,083                         $20,663
  12/95            $19,109                         $28,402
  12/96            $23,109                         $34,890

Cumulative
Avg Annual


                           Equity/Income Series
                       Average Annual Total Returns
                      ----------------------------
                     Lifetime               +11.53%
                     Five Years             +15.55%
                     Three Years            +17.93%
                     One Year               +20.72%
                        Through December 31, 1996


Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

* The chart above shows a $10,000 investment in both the Equity/Income Series and the unmanaged S&P 500 Index for the period from the Series' inception on July 28, 1988, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

High Yield Series

Portfolio Strategy and Performance in 1996
   High-yield, higher risk bonds were among the best performing domestic fixed income asset category during fiscal 1996. The Series provided a +12.79% total return for the year ended December 31, 1996 (capital change plus dividends reinvested).
   There were several reasons why the $380 billion high-yield bond market did so well. First, there was strong demand for high-yield securities from mutual funds and institutional investors. This stemmed from the fact that low yields and price volatility in the rest of the bond market prompted income-oriented investors to look for alternatives. Equally significant during 1996 was that overall credit quality remained relatively high. This past year, the high-yield market's very modest default rate of 0.95% was the lowest since 1984.
   Since 1988, the goal of the High Yield Series has remained constant -- to provide an above-average income stream consistent with a defensive, conservative approach to credit risk management. The Series emphasizes income as the main component of total return, with capital preservation taking precedence over capital appreciation. High-yield bonds provide higher income because the market perceives that issuers are less able to pay interest and repay principal than "investment-grade" companies. The tax-deferred status of your annuity allowed you to benefit from the full value of the above-average income generated: your investment compounds free of income taxes.

A Look at the Portfolio

   The High-Yield Series was well-diversified over the past year with a portfolio of some 125 bonds. Rather than placing bets on which industries might perform best during a year in which conflicting economic data kept investors guessing about the direction of the economy and interest rates, we focused on the strengths of individual bond issues. In evaluating bonds for the portfolio, relative value, coupon and credit were foremost. The first two measures point the way to income potential and relative stability, and the third helps us gauge a company's financial health.
   High yield bonds with BB and B ratings offered an attractive risk/reward profile in 1996. As of December 31, high-yield bonds yielded, on average, about
3.1 percentage points more than comparable maturity U.S. Treasury Bonds. Of course, the principal and income of high-yield bonds are not backed by the U.S. government like U.S. Treasury Bonds.
   In 1996, the Series focused primarily on bonds rated B, which offered somewhat higher yields than bonds rated BB. Approximately 75% of the Series' portfolio was invested in bonds rated B at year's end, 17% was invested in BB and the balance of the Series' assets were cash and non-rated high-yield bonds. During the year, bonds rated B provided a total return of +14.11%, about 70 basis points (0.70%) higher than the average annual return this bond category has provided since 1985.

High Yield Series Investment Objective
   Seeks as high a current income as possible by investing in rated and unrated corporate bonds, including higher risk non-investment grade bonds, U.S. government securities and commercial paper.

Investment Outlook
   The U.S. economy appears to be stable, with growth continuing at what we believe is a moderate, sustainable pace. Coupled with the improved competitiveness of American corporations, we believe the favorable environment for high-yield bonds will continue. Because of the capital appreciation high-yield bonds enjoyed in 1996, however, we expect that income will be the primary driver of returns in the coming months.
   Still, with yields that are above those available in the lower risk segments of the bond market, we believe high-yield bonds have the potential to outperform other fixed-income investments.

                                                    Merrill
    High Yield Series                     Lynch High Yield Bond Index
--------------------------                ---------------------------
Month End
---------
  07/88         $10,000                            $10,000
  12/88         $10,520                            $10,374
  12/89         $10,811                            $10,814
  12/90         $10,043                            $10,343
  12/91         $13,811                            $13,920
  12/92         $15,868                            $16,448
  12/93         $18,230                            $19,274
  12/94         $17,707                            $19,398
  12/95         $20,452                            $23,260
  12/96         $23,063                            $25,834

Cumulative
Avg Annual


                           High Yield Series
                       Average Annual Total Returns
                      ----------------------------
                     Lifetime               +10.43%
                     Five Years             +10.80%
                     Three Years             +8.16%
                     One Year               +12.79%
                        Through December 31, 1996

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

* The chart above shows a $10,000 investment in both the High Yield Series and the Merrill Lynch Index for the period from the Series' inception on July 28, 1988, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Capital Reserves Series

Portfolio Strategy and Performance in 1996
   Capital Reserves Series provided a total return of +4.05% (capital change plus reinvested dividends) in 1996, a year that tested bond investors' nerves but was not quite as disconcerting as 1994.
   Interest rates rose beginning in February 1996, when the bond market anticipated that the Federal Reserve Board would raise its target for the Federal Funds rate -- the rate banks charge each other on overnight loans. The bond market remained in the doldrums until late summer, when it began to appear that the political status quo would be endorsed in November's federal elections.
   By year's end, a brief post-election bond market rally -- bolstered by the hope that Washington would act with greater fiscal policy restraint and bipartisanship -- began to fizzle as the outlook for inflation in 1997 grew cloudy.
   At year's end, the yield on the five-year U.S. Treasury note stood at 6.20%, an increase of 83 basis points (0.83%) from a year earlier. In 1996, Treasury securities with a maturity of between five and ten years had the sharpest price drop (and highest increase in yield) of any segment of the Treasury market.
   The Series focuses on the intermediate segment of the bond market because, despite short-term volatility, it has historically offered an attractive long-term risk/reward ratio. Investors can generally obtain a large portion of the income available from longer maturity bonds, but with less risk to principal should interest rates rise. We believe this historical pattern has the potential to resume in the coming months if inflation remains in check.

 A Look at the Portfolio
   Our holdings consisted primarily of mortgage-related securities issued by government agencies such as the Federal National Mortgage Association and very high quality bonds issued by large industrial corporations.
   Corporate and mortgage bonds held up somewhat better than Treasuries in 1996 and the Series benefited from having a larger percentage of corporate and mortgage bonds than the benchmark Lehman Brothers Government/Corporate Bond Index.
   Bonds in the Series' portfolio had an average quality rating of AA, an indication of low credit risk, an average effective maturity of 5.1 years and an average duration of 3.3 years as of December 31. This was slightly shorter than a year ago. Duration, the most common measure of a bond's sensitivity to interest rates, indicates the likely percentage change in a bond's price given a 1% movement in interest rates.


Capital Reserves Series Investment Objective
   Seeks a high, stable level of current income while minimizing fluctuations in principal by investing in short and intermediate-term securities.

Investment Outlook
   Going forward, we believe the bond market is anticipating more U.S. economic weakness in the months ahead than will actually occur. In this environment, the Series will stand by a strategy of focusing on the intermediate segment of the fixed-income market and attempting to reduce risk.
   Over the past two years, even small whiffs of inflation from one or two monthly government statistics that deviated from analysts' expectations have caused yields to rise substantially in a single day. We believe that these overreactions should eventually subside and that bond market volatility will return to the historically lower norms seen before 1994.
   For that to happen, however, we believe the market and the Federal Reserve Board will need to be convinced, among other things, that Washington has taken effective steps toward long-term fiscal policy reform.
   In such an environment, we believe it more prudent to forego some income potential in return for an added measure of safety. We will continue to position the portfolio in a conservative way, focusing on both high income and long-term stability rather than short-term price gains.



    Capital reserves                                Lehman
        Series                            Brothers Govt/Corp Bond Index
    ----------------                      -----------------------------


Month End
---------
  07/88            $10,000                         $10,000
  12/88            $10,296                         $10,344
  12/89            $11,209                         $11,816
  12/90            $12,128                         $12,795
  12/91            $13,199                         $14,858
  12/92            $14,149                         $15,985
  12/93            $15,260                         $17,748
  12/94            $14,850                         $17,125
  12/95            $16,941                         $20,421
  12/96            $17,628                         $21,013

Cumulative
Avg Annual


                         Capital Reserves Series
                       Average Annual Total Returns
                      ----------------------------
                     Lifetime               +6.97%
                     Five Years             +5.96%
                     Three Years            +4.92%
                     One Year               +4.05%
                        Through December 31, 1996

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*The chart above shows a $10,000 investment in both the Capital Reserves Series and the Lehman Brothers Index for the period from the Series' inception on July 28, 1988, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Multiple Strategy Series

Portfolio Strategy and Performance in 1996
   The Multiple Strategy Series invests in both stocks and bonds with a goal of providing long-term capital growth, current income and protection of principal. In 1996, the U.S. stock market provided substantial rewards for many investors while bonds turned in a mediocre performance. The Series' total return for the fiscal year was +15.91% with dividends and capital gains reinvested.
   We select stocks based on several factors -- expected dividend increases, history of consistent dividend growth and a belief that the company can sustain that growth. We look for companies that are increasing dividends faster than companies in the Standard & Poor's 500 Index. Cash dividends paid by companies in the S&P 500 Index have grown by more than 78% since 1986 while the U.S. Consumer Price Index rose only 43% during the same 10-year period.
   In 1996, stock investors valued consistency. Companies that posted consistent earnings saw their stock prices benefit while companies whose results were erratic or did not meet expectations suffered. A trend we've noticed in recent months is a gradual narrowing of market leadership. Investors have tended to favor a smaller number of high profile companies with strong track records.
   In the fixed income portion of the portfolio, the Series focuses on high quality government and corporate bonds maturing in seven to 10 years. We follow this approach because we believe this range of maturity offers an attractive risk/reward profile. They offer most of the income potential from 30-year government and corporate bonds, but generally experience less change in principal when interest rates rise and fall.
   Bonds in the Series' portfolio had an average quality rating of AA, an indication of low credit risk, an average effective maturity of 8.3 years and an average duration of 4.8 years as of December 31. Duration, the most common measure of a bond's sensitivity to interest rates, indicates the likely percentage change in a bond's price given a 1% movement in interest rates.

A Look at the Portfolio
   As of December 31, 1996, stocks comprised 63.7% of net assets while fixed income securities accounted for about 32.8% of net assets. The remainder was cash. As stock prices rose, we modestly reduced the percentage of stocks from 1995 levels to reduce potential volatility and increase the Series' income potential.
   During the year, the shares of several large stable growth companies we bought in 1994 and 1995 appreciated substantially. In some cases, we sold or reduced positions in these stocks. We added to our holdings of some large consumer growth companies that we believe have further capital appreciation potential.


Multiple Strategy Series Investment Objective
   Seeks a balance of capital appreciation, income and preservation of capital by using an income-oriented valuation strategy to select stocks and bonds that we believe demonstrate potential for income and capital growth.

   Secondly, to the extent that the market "ignored" mid-cap companies in 1996, it allowed the Fund to buy high quality, mid-size businesses with strong dividend growth potential at reasonable prices. These included regional banks, capital goods and providers of business services.

Investment Outlook
   While the past five years have provided strong returns from stocks, we believe investors should not expect double digit gains year after year. Investors should be prepared for market fluctuations. We've learned that when stock gains are hard to come by, dividends and the income generated by bonds take on a greater role in generating total return.
   In 1996, companies in the Standard & Poor's 500 Index raised dividends more than twice the 3.3% rate of inflation. We believe many companies are in a strong position to increase the cash dividends paid on their stock since, in 1996, less than 40% of corporate profits were paid out as cash dividends.
   We believe the Federal Reserve Board has effectively restrained inflation and that increases in interest rates are likely to be modest given the slow pace of U.S. economic growth. This outlook leads us to conclude that the high quality bonds in the Series have the potential to perform well because of the relatively strong income they generate.

                                         Lehman
  Multiple Strategy Series     Brothers Govt/Corp Bond Index    S & P 500 Index
----------------------------   -----------------------------    ---------------



Month End
---------
  07/88            $10,000               $10,000                    $10,000
  12/88            $10,160               $10,344                    $10,365
  12/89            $11,848               $11,816                    $13,639
  12/90            $11,825               $12,795                    $13,212
  12/91            $14,968               $14,858                    $17,231
  12/92            $17,038               $15,985                    $18,540
  12/93            $18,432               $17,748                    $20,406
  12/94            $18,405               $17,125                    $20,663
  12/95            $23,296               $20,421                    $28,402
  12/96            $27,068               $21,103                    $34,890


                         Multiple Strategy Series
                       Average Annual Total Returns
                      ----------------------------
                     Lifetime               +12.51%
                     Five Years             +12.53%
                     Three Years            +13.58%
                     One Year               +15.91%
                        Through December 31, 1996


Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*The chart above shows a $10,000 investment in the Multiple Strategy Series, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index for the period from the Series' inception on July 28, 1988,through December 31, 1996. All dividends and capital gains were reinvested. The Indices are unmanaged, with no set investment objectives and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years.
 Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Growth Series

Portfolio Strategy and Performance in 1996
   Growth Series provided a total return of +14.46% in 1996 (with capital gains and dividends reinvested). While this represented a solid year by historical market standards, our results were less than the +15.56% total return of the NASDAQ Industrial Index. The index is an unmanaged portfolio of small and mid-size companies that reflects the Series' investment focus.
   The Series' stock selections in business and consumer services performed well during fiscal 1996. However, our technology and health care selections did not meet our expectations, especially during the latter half of the year, when these two industry groups generally underperformed the market by a substantial margin.
   We manage the Series with the goal of providing capital appreciation over time. In selecting investments for the portfolio, we search for stocks of small and mid-size companies that show a history of profitability, leadership within their industries, strong balance sheets and management teams, and the potential to continue growing rapidly.
   During 1996, stocks in two slow-growing industries that generally do not meet our investment parameters -- energy and banking -- provided very strong returns. The Series was underweighted in these sectors relative to the NASDAQ Industrial Index.

A Look at the Portfolio

   We pick one company at a time and meet with companies' management, visit their plants, analyze the product or service, talk to customers and review the competition. We require a consistent track record of growth in quarterly earnings and market share.
   Overall, the Series' portfolio was broadly diversified -- with technology, health care and consumer stocks accounting for about two-thirds of net assets. We tend to avoid cyclical companies and take a long-term view of the market. We focus on classic growth industry sectors that have historically provided consistent returns.
   We're currently striving for a somewhat more concentrated yet still diversified portfolio -- that is, fewer names and somewhat larger positions in a broad range of industries. This will allow us to spend more time keeping abreast of what's happening at each company we own. At year's end, our top 10 holdings amounted to 19% of net assets. No one company was more than 3% of net assets.

Growth Series Investment Objective
   Seeks long-term capital appreciation by investing in securities exhibiting the potential for significant growth.

Investment Outlook
   If the direction of interest rates remains unclear and corporate profit growth slows, we believe there is likely to be a tug of war between investors who think the glass is half empty and those who think it's half full. We're somewhat cautious about 1997. We believe a modest increase in interest rates by the Federal Reserve Board is likely, but that inflation will remain relatively tame. Consequently, we have increased our cash position to 18% of net assets as of December 31, 1996.
   By our estimate, small and mid-cap stocks are selling at prices relative to large cap stocks that are in the middle of a historical range, suggesting that small and mid-cap companies are neither overvalued or undervalued. Still, we believe some stocks could outpace the overall stock market in the year ahead, especially if the dollar continues to strengthen in value against major world currencies.
   In our opinion, the earnings potential of certain small and mid-size, domestically oriented companies could become more relatively attractive if large multinational corporations suffer as a result of the dollar's appreciation. That could happen because American goods would become more expensive for foreigners to buy, or because the earnings of overseas subsidiaries would be "less" when converted into dollars.


NASDAQ Industrial Index                          Growth Series
-----------------------                          --------------


Month End
---------
  07/28/91            $10,000                      $10,000
  12/31/91            $12,011                      $11,031
  12/31/92            $13,015                      $11,248
  12/31/93            $14,469                      $12,549
  12/31/94            $13,537                      $12,105
  12/31/95            $17,324                      $15,879
  12/31/96            $19,927                      $17,955


                             Growth Series
                       Average Annual Total Returns
                      ----------------------------
                     Lifetime               +11.28%
                     Five Years             +10.23%
                     Three Years            +12.67%
                     One Year               +14.46%
                        Through December 31, 1996

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*The chart above shows a $10,000 investment in both the Growth Series and the NASDAQ Industrial Index for the period from the Series' inception on July 31, 1991, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Money Market Series

   The Money Market Series achieved its goals of providing relative safety and current income this past year. Total return with distributions reinvested was +4.93% for the year ended December 31, 1996.
   The first half of 1997 was marked by modestly lower interest rates. Fear of inflation abated amid a slowdown in U.S. economic growth. Since June, yields on 30-year U.S. government bonds declined one quarter of one percentage point (0.25%) to 6.64%. However, some economists anticipate that the Federal Reserve Board could increase its target for the Federal Funds rate -- the rate banks charged on overnight loans between banks -- in the coming months.
   While this would have negative implications for stocks and long-term bonds, any rise in interest rates is good news for money market investors because it generally boosts current income potential.
   Money market investments can be appropriate places for cash intended for future investment during periods of high market volatility. But money market funds are not designed for long-term growth, nor is principal guaranteed. The Series aims to maintain the highest quality holdings and maximize current income while preserving principal and maintaining liquidity through a diversified portfolio.
   Keep in mind that your annuity investment is tax-deferred and compounds without taxation, unlike income from a directly owned U.S. Treasury Bill or commercial paper, which is subject to federal income tax in the year income is received. Thus your annuity investment can let you keep more of the interest you earn.

Yield Outlook
   We believe that interest rates, especially short-term rates, are more likely to rise than decline in the months ahead. Over the past two years, even small whiffs of inflation from government statistics that deviated from analysts' expectations have caused yields to rise substantially in a single day.
   In our opinion, periods of short-term bond market volatility represent overreactions that can provide opportunities for higher income from money market investments without undue risk to principal.
   Short-term investors can also take some comfort in government statistics that show the growth rate in consumer prices was a modest 3.3% during 1996. This is important because it means the money you've invested in this Series is not losing ground to inflationa very distinct risk of short-term investments.

          Money Market Series
      Average Annual Total Returns
      ----------------------------
Lifetime                          +5.30%
Five Years                        +3.96%
Three Years                       +4.69%
One Year                          +4.93%
       Through December 31, 1996

Past performance is not a guarantee of future results. Yields will fluctuate and are not guaranteed. The goal of a money market investment is to maintain a constant share price of $1; however, there is no guarantee that this goal will be met.

The average annual returns reflect reinvestment of all dividends. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Money Market Series Investment Objective
   Seeks to provide the highest level of current income consistent with preservation of capital and liquidity and to maintain a constant share price.

International Equity Series

Portfolio Strategy and Performance in 1996
   International Equity Series invests for long-term growth using a "value" style. The Series' management typically buys dividend-paying stocks in established markets with a four-to-five year investment horizon in mind. This is evidenced by an annualized portfolio turnover of less than 20% during the fiscal year.
   Stocks are selected based on long-term capital growth and income potential after taking into account the effects of a country's currency fluctuations, inflation, local economy and politics.
   Returns from any portfolio of international stocks are influenced by three primary factors -- the relationship of the local currency to the investor's home currency, in our case the U.S. dollar, specific circumstances in a particular country's market and a fund manager's choice of stocks. The Series' 1996 results reflected success in all three areas.
   The Series' above-average investment in companies in the United Kingdom, as well as Australia and New Zealand which use "dollar" based currencies, served policyholders well during the past year.
   London's unmanaged Financial Times-Stock Exchange (FT-SE) 100 Index, a United Kingdom market benchmark, rose significantly more than the unmanaged Morgan Stanley Europe Australia Far East (EAFE) Index, a benchmark of stocks in established global markets outside the U.S.
   The EAFE Index was affected by the weak performance of the Japanese stock market during the second half of 1996, particularly during the fourth quarter. Japan's financial sector is still grappling with the effects of the early 1990s recession, and recent economic growth has been less than expected. The Series benefited from the fact that it was underweighted in Japan compared to the EAFE Index throughout 1996. As of this writing, the Series' management still believes that the capital appreciation potential of the Japanese market is limited.
   In 1996, your Series helped protect the dollar value of its holdings through defensive currency hedging in several countries, including Japan and Germany. When the U.S. dollar rose in value against the yen and deutschemark this year, the rise in the value of these currency contracts more than offset the decline in our Japanese and German stocks in U.S. dollar terms.

A Look at the Portfolio
   Although Delaware International does not pick sectors, we generally favored banking, industrial and utility companies that met the Series' dividend-oriented investment guidelines. More than half of the portfolio was invested in Western Europe, a region which management believes offers superior values for investors. The Series' added to its holdings in France and Spain, where government reform, interest rate cuts and strong underlying value may increase return potential. At year's end, our largest holding was the National Australia Bank.

International Equity Series Investment Objective
   Seeks long-term growth without undue risk to principal by investing primarily in stocks of foreign companies providing the potential for capital appreciation and income.

   The few Japanese stocks we did own consisted primarily of technology stocks whose earnings were driven by exports to countries such as the U.S. These stocks generally outperformed the Nikkei and made a positive contribution to the Series' performance.

Investment Outlook
   In 1997, the Series expects to maintain a higher concentration of stocks in selected Western European countries than the Morgan Stanley EAFE Index. We will, however, continue to underweight Japan. In our opinion, there are no clear signs that the Japanese economy is poised for a recovery expansion. In our opinion, interest rates in Japan are more likely to rise than not.
   In the early 1990s in the U.S., many companies restructured operations to become more competitive and increase returns for shareholders. A similar process is underway in several European countries, notably the United Kingdom and Germany. Central banks in European countries, meanwhile, are reducing interest rates making it easier for businesses to expand.
   Despite the short-term negative effect that comments made by Federal Reserve Board chairman Alan Greenspan had on some overseas markets, we believe that international markets generally do not move "in sync" with the U.S. over the long term. In our opinion, as U.S. profit growth slows in 1997, superior values and capital appreciation potential could be found overseas.


International Equity Series                    MSCI EAFE Index
---------------------------                    ---------------

Month End
---------
  10/92            $10,000                         $10,000
  12/92            $10,030                         $10,152
  12/93            $11,630                         $13,497
  12/94            $11,930                         $14,585
  12/95            $13,599                         $16,270
  12/96            $16,323                         $17,305

                       International Equity Series
                       Average Annual Total Returns
                      ----------------------------
                     Lifetime               +12.45%
                     Three Years            +11.96%
                     One Year               +20.03%
                        Through December 31, 1996


Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*The chart above shows a $10,000 investment in the International Equity Series and the Morgan Stanley EAFE Index from the Series' inception on October 29, 1992, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjust ments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Emerging Growth Series

Portfolio Strategy and Performance in 1996
   Fiscal 1996 was a mixed year for small cap stocks and the Emerging Growth Series. The Series kept pace with the unmanaged NASDAQ Industrial Index during the year's first half, but the second half was disappointing. Generally, small cap stocks did not fully participate in the ebullient fall rally enjoyed by stocks of large companies. For the 12 months ended December 31, 1996, the Series provided a total return of +11.00%, with distributions reinvested.
   The Series strives to identify changes in the American marketplace and then attempts to position the portfolio in companies we believe likely to profit from these trends. Our stock selection strategy is a "bottom up" approach, meaning that we evaluate each company individually and decide whether or not to buy it based on its merits and ability to meet changing trends.
   During the first half of 1996, the performance of the Series' small cap stock selections was led by companies in the gaming, solid waste and health care industries. Generally these companies have reported strong increases in earnings relative to both competitors and large corporations.
   In the second half, particularly the final three months of the year, the Series did not fare as well relative to the NASDAQ benchmark and the overall stock market. Our short-term underperformance reflected the fact that the Series' management "stuck to its guns" and selected emerging growth securities based on fundamental measures of growth such as corporate earnings potential rather than short-term stock price momentum.

A Look at the Portfolio

   Stocks in the Series' portfolio generally have higher price-to-earnings ratios than other stock groups and, therefore, tend to be more sensitive to interest rate moves. We focus on companies in the early stages of their growth cycles. These companies tend to be smaller, with names that are not widely recognized or researched by the investment community.
   For much of 1996, several U.S. economic trends were in place that historically have been a harbinger of strong returns for small cap stocks. Inflation was at a comfortably low annual rate of 3.3%. Job growth remained healthy. The U.S. dollar rose in value relative to other currencies. In the past, this has helped small companies outshine multinational giants.
   The trouble was, history didn't repeat itself. In many industries, the Goliaths of market capitalization found favor with investors. Those who focused on small emerging growth companies struggled to avoid being stomped on. Our health care and technology selections tended to underperform, though this was offset somewhat by strong returns in business services.


Emerging Growth Series Investment Objective
   Seeks long-term capital appreciation by investing in small capitalization common stocks and convertible securities of emerging and growth-oriented companies which we believe are responsive to changes in the marketplace.

Investment Outlook
   By our estimate, prices of small cap stocks relative to large cap stocks are in the middle of a historical range, suggesting that small companies are neither overvalued or undervalued. Still, we believe some small cap stocks could outpace the overall stock market in the year ahead, especially if the dollar continues to strengthen in value against major world currencies.
   In our opinion, the earnings potential of small domestically-oriented companies could become more relatively attractive if large multinational corporations suffer as a result of the dollar's appreciation. That could happen because American goods may become more expensive for foreigners to buy, or because the earnings of overseas subsidiaries would be "less" when converted into dollars.
   However, even this positive scenario for small cap stocks is tempered by the fact that small technology businesses tend to do a lot of exporting. Their earnings may also be hurt by a rise in the dollar.
   Even with the stock market at record highs, the Series' management team is finding companies that meet our strict investment guidelines. To properly evaluate these opportunities for long-term capital appreciation , we believe it is important to not "follow the crowd," and instead trust what we see and hear first hand from individuals who actually run businesses, provide them with credit or buy their products and services.


  Emerging Growth Series                  NASDAQ Industrial Index
--------------------------                -----------------------


Month End
---------
  12/27/93        $10,000                         $10,000
  12/31/94        $10,160                         $ 9,356
  12/31/95        $14,145                         $11,974
  12/31/96        $15,701                         $13,773


                         Emerging Growth Series
                       Average Annual Total Returns
                      ----------------------------
                     Lifetime               +16.14%
                     Three Years            +15.46%
                     One Year               +11.00%
                        Through December 31, 1996


Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*The chart above shows a $10,000 investment in both the Emerging Growth Series and the NASDAQ Industrial Index for the period from the Series' inception on December 27, 1993, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Value Series

Portfolio Strategy and Performance in 1996
   The 1996 fiscal year was both rewarding and volatile for the stocks of small companies. It was a time that tested the stock selection skills of portfolio managers and highlighted the need for a disciplined investment strategy. The Value Series, which focuses on small companies we believe are undervalued, provided a +22.55% total return for the 12 months ended December 31, 1996 (capital change plus income).
   We outpaced the unmanaged Russell 2000 Index for the fiscal year and did so with less short-term price fluctuation than the Index. Several factors played a role in this year's strong market results. Earnings at many U.S. companies were better than expected. Inflation remained low. Regulatory and political threats that could have negatively affected some industries never materialized.
   After a robust advance in the spring, small growth stocks -- those companies for which the market has high expectations -- withered amid July's blistering market correction. Value stocks -- shares of both large and small companies from which the market expects less -- actually delivered superior results by year's end. It was a classic story of tortoises beating hares.
   Early in the year, many investors were attracted to initial public offerings of small and medium-size technology companies. The stocks of smaller companies in less glamorous, more cyclical businesses generally did not attract as much speculative attention. In some instances, however, they provided greater price appreciation.
   Most small technology companies did not meet the Series' investment criteria in 1996, and we benefited from being underweighted in this volatile area. We positioned the Series in a diverse range of industrial, financial and service businesses that we considered attractively priced relative to earnings, book value and other measures.

A Look at the Portfolio
   The Series generally invests in companies with a market capitalization of between $100 million and $2 billion. We tend to be attracted to companies whose stocks are trading near or at the low end of their historical valuations. Our goal is to distinguish between companies that are simply cheap and those whose management is improving shareholder value in ways likely to be recognized by the market within a reasonable time.
   During the year we made some substantial changes in your Series' portfolio which we believe have positioned it to benefit from the more value-oriented stock market that we see emerging in the late 1990s. We reduced the number of our holdings, sold "winners" that no longer met our investment parameters and strictly adhered to a discipline based on fundamental measures of value. We had a few disappointments in the health maintenance organization area that were more than offset by strong returns from our stock selections in finance, energy and capital goods.

Value Series Investment Objective
   Seeks capital appreciation by investing in stocks of small to mid-size companies whose market value appears low relative to underlying value or earnings or growth potential. Emphasis is placed on companies that may be temporarily out-of-favor or whose value is not yet recognized by the market.

Investment Outlook
   In the coming months, large companies may find it more difficult to post higher earnings should U.S. economic growth slow. However, we expect the U.S. economy to generally remain healthy. That should allow smaller businesses to expand and help cyclical industries grow.
   We do not anticipate major changes in the Series' industry sector weightings in 1997. Value Series continues to find well-managed companies whose stocks are trading at what we believe are discount prices.
   As mentioned earlier, we believe the market will broaden its focus as investors realize that smaller, underfollowed companies may offer greater capital appreciation potential than the stocks of larger, widely watched companies. In investing as in life, the road less traveled can be a more interesting and even more rewarding path.


       Value Series                        Russell 2000 Index
---------------------------                -------------------


Month End
---------
  12/93            $10,000                      $10,000
  12/94            $10,288                      $ 9,818
  12/95            $12,741                      $12,610
  12/96            $15,614                      $14,690


                              Value Series
                       Average Annual Total Returns
                      ----------------------------
                     Lifetime               +15.94%
                     Three Years            +15.22%
                     One Year               +22.55%
                        Through December 31, 1996


Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*The chart above shows a $10,000 investment in both the Value Series and the Russell 2000 Index for the period from the Series' inception on December 27, 1993, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Global Bond Series

Portfolio Strategy and Performance in 1996
   Since the Global Bond Series was offered on May 1, 1996, the potential returns available from selected overseas bond markets have been more attractive than returns from the U.S. government bond market.
   The Series relies on inflation-adjusted income potential as a key measure of value when selecting bonds around the world. The Series' management team focuses on long-term factors such as trends in the prices of goods and services that can be analyzed with reasonable certainty and which are likely to have a fundamental effect on long-term returns.
   The Series' portfolio manager places great importance on quality and selects only those bonds rated A or better by rating agencies. Generally, the Series' holdings will have an average maturity in the four to 10-year range, the range management believes offers attractive income potential relative to the risk to principal from fluctuating interest rates.
   There was a world of contrast between the performance of the U.S. bond market and that of overseas bond markets in fiscal 1996. While income was the dominant component of total return from domestic bonds, selected European government bonds offered substantial capital appreciation potential as Continental interest rates declined.

A Look at the Portfolio
   During the year, the U.S. dollar rose in value against many currencies, notably the Japanese yen. This had a negative effect on investment opportunities in some countries. The Series' performance benefited from not having any Japanese bonds during the year, and management expects to again avoid this market in 1997. In recent months, the Series has put more emphasis on bonds in countries such as Canada and Australia, whose basic unit of exchange is a "dollar." Such currencies tend to be linked to the value of the U.S. dollar.
   Investing in international bonds involves special risks. Currency exchange rates fluctuate, affecting the value of bond income and principal. Governments in some parts of the world are less stable, which has the potential to affect the payment of interest and return of principal. Generally, these risks can be quantified and managed.
   For the seven months ended December 31, 1996, the Series provided a total return of +11.79% with dividends reinvested. Performance for this short time, however, should not be viewed as indicative of future results.



Global Bond Series Investment Objective
   To seek current income consistent with the preservation of principal by investing primarily in international bonds that may also provide the potential for capital appreciation.

Investment Outlook
   As of this writing, long-term Canadian bonds offered higher yields relative to comparable maturity U.S. Treasuries. Since Canada's inflation rate of 1.5% during 1996 was less than half that of the U.S., we believe there is potential real value for U.S. investors in this market in the months ahead.
   In Western Europe, the Series held bonds of countries where we believe central bankers are making a serious effort to keep inflation in check and reforming government fiscal policy to qualify for membership in the European Monetary Union such as Spain.
   A country's politics affect the returns of any government bond investment. Fiscal 1996 may have been a watershed year for the U.S., given the Federal Reserve's successful anti-inflation monetary policy and the apparent consensus among elected leaders regarding welfare and other fiscal policies.
   Nevertheless, we believe better bond values can be found abroad in 1997. Even after factoring in overseas currency fluctuations, including the possibility that the U.S. dollar will continue to rise in value against other currencies, as it did in 1996, we believe overseas bonds appear attractive.

                                              Salomon Brothers
                                              World Government
    Global Bond Series                          Bond Index
--------------------------                    ----------------

Month End
---------
 05/01/96         $10,000                          $10,000
 06/30/96         $10,170                          $10,079
 07/31/96         $10,341                          $10,273
 08/31/96         $10,492                          $10,313
 09/30/96         $10,673                          $10,355
 10/31/96         $10,987                          $10,548
 11/30/96         $11,220                          $10,688
 12/31/96         $11,260                          $10,601


                          Global Bond Series
                       Average Annual Total Returns
                      ----------------------------
                     Lifetime               +11.79%
                        Through December 31, 1996


Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for the short period since the Series' inception may not be indicative of longer term results.

*The chart above shows a $10,000 investment in both the Global Bond Series and the Salomon Brothers World Government Bond Index for the period from the Series' inception on May 2, 1996, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Delaware Group Premium Fund-Equity/Income Series
Statement of Net Assets
December 31, 1996

                                                         NUMBER         MARKET
                                                       OF SHARES         VALUE
COMMON STOCK-96.91%
AEROSPACE & DEFENSE-1.46%
General Dynamics .............................           34,500      $ 2,432,250
                                                                      ----------
                                                                       2,432,250
                                                                      ----------
AUTOMOBILES & AUTOMOTIVE PARTS-4.86%
FORD MOTOR ...................................          118,000        3,761,250
General Motors ...............................           47,400        2,642,550
ITT Industries ...............................           69,300        1,697,850
                                                                      ----------
                                                                       8,101,650
                                                                      ----------
BANKING, FINANCE & INSURANCE-21.35%
American General .............................           47,200        1,929,300
AmSouth Bancorporation .......................           37,900        1,833,413
AON ..........................................           59,250        3,680,906
Bank of Boston ...............................           33,300        2,139,525
Chase Manhattan ..............................           33,600        2,998,800
CIGNA ........................................           16,500        2,254,313
Crestar Financial ............................           35,600        2,647,750
First Chicago NBD ............................           44,125        2,371,719
First Union ..................................           31,000        2,294,000
ITT Hartford Group ...........................           45,000        3,037,500
Mellon Bank ..................................           33,800        2,399,800
Mercantile Bancorporation ....................           42,900        2,203,988
Signet Banking ...............................           29,900          919,425
Summit Bancorp ...............................           59,650        2,609,688
U.S. Bancorp .................................           50,400        2,264,850
                                                                      ----------
                                                                      35,584,977
                                                                      ----------

BUILDINGS & MATERIALS-1.17%
Armstrong World Industries ...................           17,100        1,188,450
Masco ........................................           21,100          759,600
                                                                      ----------
                                                                       1,948,050
                                                                      ----------
CABLE, MEDIA & PUBLISHING-2.30%
MCGRAW-HILL ..................................           83,100        3,832,988
                                                                      ----------
                                                                       3,832,988
                                                                      ----------
CHEMICALS-5.20%
DUPONT (E.I.) DENEMOURS ......................           51,700        4,879,188
Imperial Chemical ADR ........................           27,100        1,409,200
Rhone-Poulenc ADR ............................           35,000        1,185,625
Witco ........................................           38,900        1,186,450
                                                                      ----------
                                                                       8,660,463
                                                                      ----------

-----------
Top 10 stock holdings, representing 24.7% of net assets, are in bold.

                                                         NUMBER         MARKET
                                                       OF SHARES         VALUE
COMMON STOCK (CONTINUED)
ELECTRONICS & ELECTRICAL EQUIPMENT-6.44%
AMP ............................................          50,900     $ 1,953,288
Eaton ..........................................          31,100       2,169,225
Hubbell Class B ................................          20,000         865,000
Thomas & Betts .................................          59,900       2,658,063
Xerox ..........................................          58,600       3,083,825
                                                                      ----------
                                                                      10,729,401
                                                                      ----------
ENERGY-9.20%
British Petroleum ADR ..........................          21,547       3,046,276
Mobil ..........................................          29,800       3,643,050
TEXACO .........................................          37,500       3,679,688
USX-Marathon Group .............................         122,000       2,912,750
Williams .......................................          54,750       2,053,125
                                                                      ----------
                                                                      15,334,889
                                                                      ----------
FOOD, BEVERAGE & TOBACCO-7.85%
American Brands ................................          26,600       1,320,025
Anheuser-Busch .................................          47,200       1,888,000
Heinz (H.J.) ...................................          73,700       2,634,775
Philip Morris ..................................          29,200       3,288,650
Quaker Oats ....................................          48,700       1,856,688
RJR Nabisco Holdings ...........................          61,540       2,092,360
                                                                      ----------
                                                                      13,080,498
                                                                      ----------
HEALTHCARE & PHARMACEUTICALS-14.38%
American Home Products .........................          49,800       2,919,525
BAXTER INTERNATIONAL ...........................          96,400       3,952,400
Bristol-Myers Squibb ...........................          33,200       3,610,500
Glaxo Wellcome ADR .............................          54,400       1,727,200
PHARMACIA & UPJOHN .............................         108,600       4,303,275
SMITHKLINE BEECHAM ADR UNIT ....................          71,000       4,828,000
Tambrands ......................................          39,000       1,594,125
Warner-Lambert .................................          13,700       1,027,500
                                                                      ----------
                                                                      23,962,525
                                                                      ----------
METALS & MINING-1.81%
Freeport-McMoRan Copper & Gold Class B .........          68,400       2,043,450
Reynolds Metals ................................          17,300         975,288
                                                                      ----------
                                                                       3,018,738
                                                                      ----------
PAPER & FOREST PRODUCTS-3.90%
Georgia-Pacific ................................          17,500       1,260,000
Temple-Inland ..................................          40,040       2,167,165
Union Camp .....................................          22,000       1,050,500
Weyerhaeuser ...................................          42,600       2,018,175
                                                                      ----------
                                                                       6,495,840
                                                                      ----------

Equity/Income Series
Statement of Net Assets (Continued)
                                                         NUMBER         MARKET
                                                       OF SHARES         VALUE
COMMON STOCK (CONTINUED)
RETAIL-2.46%
May Department Stores ........................           43,300       $2,024,275
Penney (J.C.) ................................           42,600        2,076,750
                                                                     -----------
                                                                       4,101,025
                                                                     -----------
TELECOMMUNICATIONS-5.14%
ALLTEL .......................................           57,700        1,810,338
BCE ..........................................           42,900        2,048,475
BellSouth ....................................           38,500        1,554,438
Frontier .....................................          139,100        3,147,138
                                                                     -----------
                                                                       8,560,389
                                                                     -----------
TRANSPORTATION & SHIPPING-4.19%
Conrail ......................................           16,500        1,643,813
Norfolk Southern .............................           11,500        1,006,250
UNION PACIFIC ................................           72,200        4,341,025
                                                                     -----------
                                                                       6,991,088
                                                                     -----------
UTILITIES-1.02%
PECO Energy ..................................           67,500        1,704,375
                                                                     -----------
                                                                       1,704,375
                                                                     -----------
MISCELLANEOUS-4.18%
Minnesota Mining & Manufacturing .............           36,000        2,983,500
PITNEY BOWES .................................           73,000        3,978,500
                                                                     -----------
                                                                       6,962,000
                                                                     -----------
TOTAL COMMON STOCK (COST $140,172,412)                               161,501,146
                                                                     -----------

CONVERTIBLE PREFERRED STOCK-0.65%
BANKING, FINANCE & INSURANCE-0.65%
Salomon 7.625% pfd cv Series FSA .............           35,000       $1,080,625
                                                                     -----------
TOTAL CONVERTIBLE PREFERRED STOCK
  (COST $931,875) ............................                         1,080,625
                                                                     -----------

                                                       PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENTS-5.38%
With Chase Manhattan 6.50% 1/2/97 (dated
  12/31/96, collateralized by $2,452,000
  U.S. Treasury Notes 6.50% due 4/30/99,
  market value $2,508,375 and $991,000
  U.S. Treasury Notes 7.125% due 9/30/99,
  market value $1,037,163) ......................... $3,474,000        3,474,000
With J.P. Morgan Securities 6.60% 1/2/97
  (dated 12/31/96, collateralized by $2,452,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $2,652,235 and $452,000
  U.S. Treasury Notes 5.50% due 4/15/00,
  market value $450,018) ...........................  3,040,000        3,040,000
With PaineWebber 6.60% 1/2/97 (dated 12/31/96,
  collateralized by $634,000 U.S. Treasury Notes
  6.75% due 5/31/99, market value $649,030 and
  $1,716,000 U.S. Treasury Notes 7.75% due
  1/31/00, market value $1,856,770) ................  2,452,000        2,452,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENTS
  (COST $8,966,000) ................................                   8,966,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES-102.94%
   (COST $150,070,287) .......................................      171,547,771

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(2.94%) ......       (4,901,194)
                                                                  -------------

NET ASSETS APPLICABLE TO 10,426,800 SHARES
  ($.01 PAR VALUE) OUTSTANDING;
  EQUIVALENT TO $15.98 PER SHARE-100.00% .....................    $ 166,646,577
                                                                  =============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.01 par value, 500,000,000 shares authorized
to the Fund with 50,000,000 shares allocated to the Series ... $ 129,796,356 Accumulated undistributed:
  Net investment income ......................................          761,574
  Net realized gain on investments ...........................       14,611,163

  Net unrealized appreciation of investments .................       21,477,484
                                                                  -------------
Total net assets .............................................    $ 166,646,577
                                                                  =============
----------
ADR--American Depository Receipt

                             See accompanying notes

Delaware Group Premium Fund, Inc.-High Yield Series
Statement of Net Assets
December 31, 1996

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
 CORPORATE BONDS-93.53%
 AEROSPACE & DEFENSE-0.86%
 K & F Industries sr sub debs 10.375% 9/1/04 .......    $  300,000    $  316,500
 UNC sr sub nts 11.00% 6/1/06 ......................       250,000       267,500
                                                                       ---------
                                                                         584,000
                                                                       ---------

 AUTOMOBILES & AUTOMOTIVE PARTS-5.10%
*CSK Auto sr sub nts 11.00% 11/1/06 ................       500,000       517,500
 Collins & Aikman sr sub nts 11.50% 4/15/06 ........       500,000       546,250
*Delco Remy International
   sr sub nts 10.625% 8/1/06 .......................       250,000       264,063
 Exide sr sub def debs 0.00% 12/15/04 ..............       700,000       644,000
 Exide sr nts 10.75% 12/15/02 ......................       100,000       105,250
 Harvard Industries sr nts 11.125% 8/1/05 ..........       400,000       334,000
*Motors & Gears sr nts 10.75% 11/15/06 .............       500,000       516,875
*Ryder Transportation sr sub nts 10.00% 12/1/06 ....       500,000       520,000
                                                                       ---------
                                                                       3,447,938
                                                                       ---------


 BANKING, FINANCE & INSURANCE-2.71%
 Aetna Industries sr nts 11.875% 10/1/06 ...........     1,500,000     1,616,250
 Life Partners sr sub nts 12.75% 7/15/02 ...........       200,000       216,000
                                                                       ---------
                                                                       1,832,250
                                                                       ---------

 BUILDINGS & MATERIALS-2.68%
*Atrium sr sub nts 10.50% 11/15/06..................       500,000       507,500
 Clarks Material sr nts 10.75% 11/15/06 ............       500,000       525,000
 NVR sr nts 11.00% 4/15/03 .........................       250,000       262,500
*Safelite Glass sr sub nts 9.875% 12/15/06 .........       500,000       515,000
                                                                       ---------
                                                                       1,810,000
                                                                       ---------

 CABLE, MEDIA & PUBLISHING-8.42%
 Adelphia Communications
   sr debs 12.50% 5/15/02 ..........................       300,000       308,250
 Adelphia Communications
   sr debs 11.875% 9/15/04 .........................       200,000       201,250
 Allbritton sr sub debs 11.50% 8/15/04 .............       150,000       159,000
 Cablevision Industries sr debs 9.25% 4/1/08 .......       200,000       213,750
 Cablevision Systems sr sub nts 9.875% 5/15/06 .....       500,000       511,875
 Galaxy Telecommunication L.P. .....................
   sr sub nts 12.375% 10/1/05 ......................       500,000       531,250
 Intermed Capital Partners sr nts 11.25% 8/1/06 ....       500,000       515,000

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
 CORPORATE BONDS (CONTINUED)
 CABLE, MEDIA & PUBLISHING (CONTINUED)
*Katz Media sr sub nts 10.50% 1/15/07 ..............    $  600,000    $  615,000
 Lamar Advertising co gtd 9.625% 12/1/06 ...........       500,000       516,250
 Marcus Cable sr disc nts 0.00% 12/15/05 ...........       800,000       568,000
 Rogers Cablesystems sr sec nts 10.00% 12/1/07 .....       440,000       464,200
 Rogers Cablesystems sr sub nts 11.00% 12/1/15 .....       270,000       291,600
 Sullivan Graphics sr sub nts 12.75% 8/1/05 ........       500,000       490,000
 Universal Outdoor sr sub nts 9.75% 10/15/06 .......       300,000       310,500
                                                                       ---------
                                                                       5,695,925
                                                                       ---------

 CHEMICALS-6.74%
 Astor sr sub nts 10.50% 10/15/06...................       650,000       671,125
 BPC Holding sr nts 12.50% 6/15/06 .................       400,000       425,000
 Harris Chemical sr sub nts 10.75% 10/15/03 ........       500,000       518,750
 ISP Holding sr nts 9.00% 10/15/03 .................       500,000       509,375
 NL Industries sr sec nts 11.75% 10/15/03 ..........       265,000       281,563
 NL Industries sr sec disc nts 0.00% 10/15/05 ......       600,000       517,500
 Sterling Chemicals sr sub nts 11.75% 8/15/06 ......     1,000,000     1,055,000
 TEXAS Petrochemical
   sr sub nts 11.125% 7/1/06  ......................       250,000       269,375
 UCC Investors Holding sub nts 0.00% 5/1/05 ........       350,000       314,125
                                                                       ---------
                                                                       4,561,813
                                                                       ---------
 COMPUTERS & TECHNOLOGY-3.78%
 ADT Operations sr sub nts 9.25% 8/01/03 ...........     1,000,000     1,070,000
*Statia Terminals mtg nts 11.75% 11/15/03 ..........       500,000       520,000
 Unisys sr nts 12.00% 4/15/03 ......................       750,000       799,688
 Unisys nts 11.75% 10/15/04 ........................       160,000       170,400
                                                                       ---------
                                                                       2,560,088
                                                                       ---------


 CONSUMER PRODUCTS-4.07%
 E & S Holdings sr sub nts 10.375% 10/1/06 .........       250,000       261,875
 Lifestyle Furnishings co gtd 10.875% 8/1/06 .......       500,000       542,500
 Prime Succession Acquisition
   sr sub nts 10.75% 8/15/04  ......................       200,000       217,000
*Rayovac sr sub nts 10.25% 11/1/06 .................       250,000       258,125
 Revlon Worldwide sr sec disc nts 0.00% 3/15/98 ....       500,000       431,250
 Shop Vac sr sub nts 10.625% 9/1/03 ................       500,000       527,500
*William Carter sr sub nts 10.375% 12/1/06 .........       500,000       513,750
                                                                       ---------
                                                                       2,752,000
                                                                       ---------

High Yield Series
Statement of Net Assets (Continued)


                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
 CORPORATE BONDS (CONTINUED)
 ELECTRONICS & ELECTRICAL EQUIPMENT-2.58%
 Advanced Micor Devices sr nts 11.00% 8/1/03 .......    $  600,000    $  651,000
 Pierce Leahy sr sub nts 11.125% 7/15/06 ...........     1,000,000     1,095,000
                                                                       ---------
                                                                       1,746,000
                                                                       ---------

 ENERGY-4.14%
 Clark USA sr nts 10.875% 12/1/05...................       500,000       520,000
 Kelley Oil & Gas sr sub nts 10.375% 10/15/06 ......       300,000       312,000
 MESA Operating sr sub nts 10.625% 7/1/06 ..........     1,000,000     1,090,000
 MESA Operating sr sub nts 11.625% 7/1/06 ..........       500,000       347,500
 Mariner Energy sr sub nts 10.50% 8/1/06 ...........       500,000       532,500
                                                                       ---------
                                                                       2,802,000
                                                                       ---------

 ENVIRONMENTAL SERVICES-0.78%
*Allied Waste North America
   sr sub nts 10.25% 12/1/06  ......................       500,000       527,500
                                                                       ---------
                                                                         527,500
                                                                       ---------

 FOOD, BEVERAGE & TOBACCO-4.23%
 Carrols sr nts 11.50% 8/15/03 .....................       200,000       213,000
 Core-Mark sr sub nts 11.375% 9/15/03 ..............       475,000       489,250
*Delta Beverage Group sr nts 9.75% 12/15/0 .........       825,000       845,625
 International Home Foods
   sr sub nts 10.375% 11/1/06 ......................       500,000       520,000
 Mafco sr sub nts 11.875% 11/15/02 .................       250,000       265,000
 TLC Beatrice International Holdings
   sr nts 11.50% 10/1/05 ...........................       500,000       531,250
                                                                       ---------
                                                                       2,864,125
                                                                       ---------

 HEALTHCARE & PHARMACEUTICALS-4.02%
 Dade International sr sub nts 11.125% 5/1/06 ......       400,000       433,000
 Dynacare sr nts 10.75% 1/15/06 ....................       500,000       506,250
 General Nutrition sr sub nts 11.375% 3/1/00 .......       185,000       192,400
 Imed sr sub nts 9.75% 12/1/06 .....................       500,000       511,250
 Owens & Minor sr sub nts 10.875% 6/1/06 ...........     1,000,000     1,075,000
                                                                       ---------
                                                                       2,717,900
                                                                       ---------

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
 CORPORATE BONDS (CONTINUED)
 INDUSTRIAL MACHINERY-4.22%
 Calmar sr sub nts 11.50% 8/15/05 ..................    $  500,000    $  518,750
 Foamex L.P. sr sub debs 11.875% 10/1/04 ...........       400,000       429,000
 Goss Graphics System sr
   sub nts 12.00% 10/15/06 .........................       500,000       511,250
*IMO Industries sr sub nts 11.75% 5/1/06 ...........       500,000       461,250
 International Wire Group
   sr sub nts 11.75% 6/1/05 ........................       500,000       542,500
 Jordan Industries sr nts 10.375% 8/1/03 ...........       400,000       396,000
                                                                       ---------
                                                                       2,858,750
                                                                       ---------

 LEISURE, LODGING & ENTERTAINMENT-5.74%
 AMF Group sr disc nts 0.00% 3/15/06 ...............     1,000,000       662,500
 AMF Group sr sub nts 10.875% 3/15/06 ..............       500,000       528,750
 Argosy Gaming mtg nts 13.25% 6/1/04 ...............       620,000       584,350
 Cinemark sr nts 9.625% 8/1/08 .....................       975,000       984,750
 Coleman Holdings nts 0.00% 5/27/98 ................       500,000       416,250
 Eldorado Resorts LLC sr sub nts 10.50% 8/15/06 ....       200,000       212,000
 Trump-Atlantic City mtg nts 11.25% 5/1/06 .........       500,000       495,000
                                                                       ---------
                                                                       3,883,600
                                                                       ---------

 METALS & MINING-7.02%
 AK Steel sr nts 10.75% 4/1/04 .....................       750,000       819,375
 Algoma Steel mtg nts 12.375% 7/15/05 ..............       400,000       434,000
 Commonwealth Aluminum
   sr sub nts 10.75% 10/1/06  ......................       300,000       309,000
 G.S.Technologies sr nts 12.00% 9/1/04 .............     1,100,000     1,142,625
 G.S.Technologies sr nts 12.25% 10/1/05 ............       750,000       789,375
 Interlakes sr nts 12.00% 11/15/01 .................       400,000       431,000
 NS Group units 13.50% 7/15/03 .....................       400,000       417,000
 Weirton Steel sr nts 11.375% 7/1/04 ...............       400,000       408,000
                                                                       ---------
                                                                       4,750,375
                                                                       ---------

High Yield Series
Statement of Net Assets (Continued)


                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
 CORPORATE BONDS (CONTINUED)
 PACKAGING & CONTAINERS-4.03%
 Gaylord Container sr nts 11.50% 5/15/01 ...........    $  500,000    $  533,750
 Ivex Packaging sr sub nts 12.50% 12/15/02 .........       450,000       487,125
 Plastic Containers sr nts 10.00% 12/15/06 .........       500,000       517,500
 Silgan Holdings sr disc debs 0.00% 12/15/02 .......       294,000       300,615
*Spinnaker Industries sr nts 10.75% 10/15/06 .......       500,000       517,500
 U.S.Can sr nts 10.125% 10/15/06 ...................       350,000       368,375
                                                                       ---------
                                                                       2,724,865
                                                                       ---------


 PAPER & FOREST PRODUCTS-10.00%
 Crown Paper sr sub nts 11.00% 9/1/05 ..............        50,000        47,000
 Florida Coast Paper LLC mtg nts 12.75% 6/1/03 .....       500,000       545,000
 Four M sr nts 12.00% 6/1/04  ......................     1,000,000     1,055,000
 MAXXAM Group sr sec nts 11.25% 8/1/03 .............       950,000       976,125
*MAXXAM Group sr sec nts 12.00% 8/1/03 .............       600,000       613,500
 Pacific Lumber sr nts 10.50% 3/1/03 ...............       700,000       714,000
 Repap Wisconsin sr nts 9.875% 5/1/06 ..............     1,000,000     1,017,500
 Riverwood International unsec
   sr sub nts 10.875% 4/1/08  ......................       600,000       555,000
 S.D. Warren sr sub nts 12.00% 12/15/04 ............       175,000       189,438
 Stone Container sr nts 11.50% 10/1/04 .............       250,000       263,125
 Stone Container sr nts 11.875% 12/1/98 ............       250,000       263,750
 Stone Container sr nts 11.875% 8/1/16 .............       500,000       530,000
                                                                       ---------
                                                                       6,769,438
                                                                       ---------

 RETAIL-2.16%
 Finlay Fine Jewelry sr nts 10.625% 5/1/03 .........       110,000       115,500
 Fleming sr nts 10.625% 12/15/01 ...................       500,000       508,750
 Ralph's Grocery sr sub nts 13.75% 6/15/05  ........       400,000       432,500
 Specialty Paperboard sr nts 9.375% 10/15/06 .......       400,000       405,000
                                                                       ---------
                                                                       1,461,750
                                                                       ---------

                                                        PRINCIPAL      MARKET
                                                          AMOUNT       VALUE
 CORPORATE BONDS (CONTINUED)
 TELECOMMUNICATIONS-4.45%
 Jacor Communications co gtd 9.75% 12/15/06 ......    $   500,000    $   515,000
 Rogers Cantel Mobile Communications
   sr sub nts 11.125% 7/15/02 ....................      1,200,000      1,272,000
 Teleport Communications sr nts 9.875% 7/1/06 ....        500,000        532,500
 Teleport Communications sr disc nts
   0.00% 7/1/07 ..................................      1,000,000        691,250
                                                                       ---------
                                                                       3,010,750
                                                                       ---------

 TEXTILES & FURNITURE-0.39%
 Clark-Schwebel sr nts 10.50% 4/15/06 ............        250,000        266,250
                                                                       ---------
                                                                         266,250
                                                                       ---------

 TRANSPORTATION & SHIPPING-1.08%
 Ameriking sr nts 10.75% 12/1/06 .................        100,000        103,500
*Blue Bird Body sr sub nts 10.75% 11/15/06 .......        600,000        627,000
                                                                       ---------
                                                                         730,500
                                                                       ---------

 UTILITIES-2.77%
 AES sr sub nts 10.25% 7/15/06 ...................        750,000        811,875
 Calpine sr nts 10.50% 5/15/06 ...................      1,000,000      1,063,750
                                                                       ---------
                                                                       1,875,625
                                                                       ---------


 MISCELLANEOUS-1.56%
 Coinmach sr nts 11.75% 11/15/05 .................        500,000        538,750
*Hawk sr nts 10.25% 12/1/03 ......................        500,000        515,000
                                                                      ----------
                                                                       1,053,750
                                                                      ----------
 TOTAL CORPORATE BONDS (COST $60,770,246 ) .......                    63,287,192
                                                                      ----------

 U.S. TREASURY OBLIGATIONS-0.58%
 U.S. Treasury Notes 8.50% 4/15/97 ...............        390,000        393,498
                                                                       ---------

 TOTAL U.S. TREASURY OBLIGATIONS
   (COST $397,313) ...............................                       393,498
                                                                       ---------

High Yield Series
Statement of Net Assets (Continued)
                                                            NUMBER       MARKET
                                                          OF SHARES      VALUE
PREFERRED STOCKS-1.61%
UTILITIES-0.80%
El Paso Electric pik .............................          5,000      $ 540,041

PACKAGING & CONTAINERS-0.81%
Silgan Holdings pik ..............................            516        551,093
                                                                       ---------
TOTAL PREFERRED STOCKS (COST $1,000,000) .........                     1,091,134
                                                                       ---------


CONVERTIBLE PREFERRED STOCKS-0.37%
RETAIL-0.37%
Pantry Pride $14.875 cv pfd ......................          2,500        250,311
                                                                       ---------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $262,500 ) ...............................                      250,311
                                                                       ---------

RIGHTS-0.00%
INDUSTRIAL MACHINERY-0.00%
Terex-Appreciation Rights ........................            800          1,600
                                                                       ---------
TOTAL RIGHTS (COST $2,000 ) ......................                         1,600
                                                                       ---------

                                                          PRINCIPAL      MARKET
                                                           AMOUNT        VALUE
REPURCHASE AGREEMENTS-1.52%
With Chase Manhattan 6.50% 1/2/97 (dated
  12/31/96, collateralized by $113,000
  U.S. Treasury Notes 7.125% due 9/30/99,
  market value $118,519 and $280,000
  U.S. Treasury Notes 6.50% due 4/30/99,
  market value $286,756) .............................   $  397,000  $  397,000
With J.P. Morgan Securities 6.60% 1/2/97 (dated
  12/31/96, collateralized by $280,000 U.S. Treasury
  Notes 7.75% due 1/31/00, market value $303,230
  and $52,000 U.S. Treasury Notes 5.50% due
  4/15/00, market value $51,477) .....................      348,000     348,000
With PaineWebber 6.60% 1/2/97 (dated 12/31/96,
  collateralized by $73,000 U.S. Treasury Notes 6.75%
  due 5/31/99, market value $74,203 and $196,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $212,261) .............................      280,000     280,000
                                                                      ---------
TOTAL REPURCHASE AGREEMENTS
  (COST $1,025,000) ..................................                1,025,000
                                                                      ---------

TOTAL MARKET VALUE OF SECURITIES (COST $63,457,059) -97.61% .....    66,048,735

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-2.39% ...........     1,615,942
                                                                      ---------

NET ASSETS APPLICABLE TO 7,379,775 SHARES ($.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $9.17 PER SHARE-100.00% ............   $67,664,677
                                                                    ===========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.01 par value, 500,000,000 shares authorized to
 the Fund with 50,000,000 shares allocated to the Series ........   $68,170,049
Accumulated undistributed:
  Net realized loss on investments ..............................    (3,097,048)
  Net unrealized appreciation of investments ....................     2,591,676
                                                                    -----------
Total net assets ................................................   $67,664,677
                                                                    ===========
----------
*These securities are exempt from registration under Rule 144A of the Securities
  Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers (see note 6). At December 31, 1996, these securities amounted to $8,855,188 or 13.09% of net assets. Of these securities, none have been determined to be illiquid.

  Summary of Abbreviations:
  cv--convertible              mtg--mortgage      sec--secured
  co gtd--company guaranteed   nts--notes         sr--senior
  debs--debentures             pfd--preferred     sub--subordinated
  disc--discount               pik--pay-in-kind   unsec--unsecured

                             See accompanying notes

Delaware Group Premium Fund, Inc.-Capital Reserves Series
Statement of Net Assets
December 31, 1996

                                                         PRINCIPAL       MARKET
                                                           AMOUNT         VALUE
 CORPORATE BONDS-26.85%
 Ahmanson (HF) & Company 6.35% 9/1/98 ............     $  700,000     $  701,750
 Continental 7.25% 3/1/03 ........................        575,000        586,500
 Credit Foncier de France 8.00% 1/14/02 ..........        340,000        359,975
 Federal Express  7.85% 1/30/15 ..................        440,000        454,850
*Firststar 8.32% 12/15/26 ........................        315,000        318,150
 Ford Motor Credit 7.00% 9/25/01 .................        850,000        865,938
 Humpuss 7.72% 12/15/09 ..........................        300,000        294,000
 Key Bank of Washington 7.125% 8/15/06 ...........        375,000        375,469
 Lehman Brothers Holdings 6.84% 9/25/98 ..........        485,000        488,638
 MEPC Finance 7.50% 5/1/03 .......................        520,000        533,000
 News America Holdings 9.125% 10/15/99 ...........        395,000        420,675
 Pep Boys 7.00% 6/1/05 ...........................        535,000        532,325
 Transamerica Financial 8.08% 11/4/99 ............        520,000        542,100
 Travelers/Aetna Property & Casualty
   6.75% 4/15/01 .................................        975,000        981,094
                                                                       ---------
 TOTAL CORPORATE BONDS (COST $7,343,117) .........                     7,454,464
                                                                       ---------


 U.S. TREASURY OBLIGATIONS-14.05%
 U.S. Treasury Notes 5.875% 4/30/98 ..............      1,650,000      1,653,267
 U.S. Treasury Notes 6.25% 7/31/98 ...............         50,000         50,347
 U.S. Treasury Notes 6.375% 6/30/97 ..............      1,785,000      1,794,478
 U.S. Treasury Notes 6.50% 5/15/05 ...............        400,000        402,776
                                                                       ---------
 TOTAL U.S. TREASURY OBLIGATIONS
   (COST $3,896,042 ) ............................                     3,900,868
                                                                       ---------

 MORTGAGE-BACKED SECURITIES-23.27%
 Federal Home Loan Mortgage Corporation-Gold
   7.00% 10/1/17 .................................        181,740        180,377
 Federal Home Loan Mortgage Corporation
   7.50% 5/1/09 ..................................        120,473        121,903
 Federal Home Loan Mortgage Corporation
   8.50% 9/1/08 ..................................        149,581        155,003
 Federal Home Loan Mortgage Corporation-Gold
   8.50% 6/1/14 ..................................        148,487        154,705
 Federal National Mortgage Association
   6.50% 4/1/11 ..................................        375,064        368,383
 Federal National Mortgage Association
   6.50% 2/1/26 ..................................        488,451        466,776
 Federal National Mortgage Association
   7.00% 1/1/24 ..................................        292,019        286,908
 Federal National Mortgage Association
   8.00% 1/1/10 ..................................        447,748        460,760
 Federal National Mortgage Association
   8.00% 9/1/16 ..................................        313,115        322,117
 Federal National Mortgage Association
   9.00% 10/1/06 .................................        314,973        332,100
 Federal National Mortgage Association
   9.50% 11/1/21 .................................        264,595        286,342
 Federal National Mortgage Association
   9.50% 5/1/22 ..................................        313,670        339,450
 Government National Mortgage Association
   7.50% 2023 ....................................        520,367        520,855
 Government National Mortgage Association
   9.00% 2021 ....................................      1,370,419      1,459,610
 Government National Mortgage Association
   10.00% 2020 ...................................        262,657        289,661
 Government National Mortgage Association
   10.50% 2019 ...................................        245,985        272,044
 Government National Mortgage Association
 11.00% 2009 to 2010 .............................        121,047        135,196
 Government National Mortgage Association
   12.00% 2011 to 2013 ...........................         69,461         79,445
 Government National Mortgage Association II
   12.00% 2014 to 2016 ...........................        206,000        230,977
                                                                       ---------
 TOTAL MORTGAGE-BACKED SECURITIES
   (COST $6,422,720) .............................                     6,462,612
                                                                       ---------

Capital Reserves Series
Statement of Net Assets (Continued)

                                                         PRINCIPAL       MARKET
                                                           AMOUNT         VALUE
AGENCY OBLIGATIONS-0.54%
Federal Home Loan Bank 6.745% 4/17/97 ..............    $  150,000    $  150,550
                                                                       ---------
TOTAL AGENCY OBLIGATIONS (COST $150,473) ...........                     150,550
                                                                       ---------

COLLATERALIZED MORTGAGE
  OBLIGATIONS-19.68%
Asset Securitization Corporation
  Series 96-D2 A1 6.92% 2/14/29 ....................       493,181       492,718
  Series 96-D3 A1B 7.21% 10/13/26 ..................       400,000       408,500
Conti Series 96-MCI-D 7.80% 7/1/06 .................       360,000       371,475
Mortgage Capital Funding Series
  Series 96-MD2 A1 6.758% 12/21/26 .................       655,000       655,921
  Series 96-MC2 C 7.224% 12/21/26 ..................       200,000       199,750
Nomura Asset Securities
  Series 96-MD5 A3 7.6373% 4/13/36 .................       460,000       476,388
  Series 95-MD3 A1A 8.17% 3/4/20 ...................       487,576       513,022
Residential Accredit Loans
  Series 96-QS2 A3 7.05% 3/25/19 ...................       680,000       681,381
  Series 96-QS3 AI3 7.29% 6/25/26 ..................       225,000       226,477
  Series 95-QS1 A3 7.30% 6/25/21 ...................       220,000       220,756
  Series 96-QS2 A6 7.45% 4/25/23 ...................       540,000       539,747
Residential Asset Securities
  Series 96-A4 A5 7.50% 9/25/26 ....................       540,000       543,375
Resolution Trust Corporation
  Series 95-C1 A2B 6.55% 2/25/27....................       135,321       134,834
                                                                       ---------
TOTAL COLLATERIZED MORTGAGE OBLIGATIONS
  (COST $5,418,502) ................................                   5,464,344
                                                                       ---------

                                                         PRINCIPAL       MARKET
                                                           AMOUNT         VALUE

MUNICIPAL BONDS-1.91%
New York State Dorm Authority Revenue
  (Taxable Pension Obligations) 6.23% 10/1/98 ....     $  530,000     $  530,000
                                                                       ---------
TOTAL MUNICIPAL BONDS (COST $530,000) ............                       530,000
                                                                       ---------

ASSET-BACKED SECURITIES-14.66%
Advanta Series 93-1A2 5.95% 5/25/09 ..............         52,291         50,868
American Financial Home Equity Loan Trust
  Series 94-2A 2A1 6.95% 6/25/24 .................        263,231        264,652
  Series 91-1A 8.00% 7/25/06 .....................         39,274         40,215
Case Equipment Loan Trust
  Series 95-B A3 6.15% 9/15/02 ...................        550,000        549,492
Furst Series 96-2A2 6.46% 8/25/11 ................        615,000        611,156
Green Tree Home Improvement Loan Trust
  Series 96-F HEA3 6.90% 1/15/28 .................        550,000        550,000
IMC Home Equity Loan Trust
  Series 95-3 A2 6.50% 11/25/10 ..................        270,000        269,749
NationsCredit Grantor Trust
  Series 96-A1 5.85% 9/15/11 .....................        272,307        267,757
Travelers Mortgage Securities
  Series 1-Z2 12.00% 3/1/14  .....................        196,488        223,505
UCFC Home Equity Loan
  Series 1996-D1 6.541% 11/15/13 .................        325,000        324,591
  Series 96-B A3 7.30% 4/15/14 ...................        625,000        634,371
World Omni Series 95-A A 6.05% 11/25/01 ..........        283,531        283,842
                                                                       ---------
TOTAL ASSET-BACKED SECURITIES
  (COST $4,057,480) ..............................                     4,070,198
                                                                       ---------

TOTAL MARKET VALUE OF SECURITIES (COST $27,818,334)-100.96% ..       28,033,036

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.96%) ......         (265,423)
                                                                   ------------

NET ASSETS APPLICABLE TO 2,864,716 SHARES ($.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $9.69 PER SHARE-100.00% .........     $ 27,767,613
                                                                   ============


COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.01 par value, 500,000,000 shares authorized to
the Fund with 50,000,000 shares allocated to the Series ......     $ 29,175,162
Accumulated undistributed:
  Net investment income ......................................              468
  Net realized loss on investments ...........................       (1,622,719)
  Net unrealized appreciation of investments .................          214,702
                                                                   ------------
Total net assets .............................................     $ 27,767,613
                                                                   ============

----------
*This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers (see note 6). At December 31, 1996, this security amounted to $318,150 or 1.15% of net assets.

                             See accompanying notes

Delaware Group Premium Fund, Inc.-Multiple Strategy Series
Statement of Net Assets
December 31, 1996


                                                          NUMBER        MARKET
                                                        OF SHARES       VALUE
COMMON STOCK-63.41%
AEROSPACE & DEFENSE-2.07%
GenCorp ......................................           28,000       $  507,500
Lockheed Martin ..............................           11,500        1,052,250
                                                                       ---------
                                                                       1,559,750
                                                                       ---------

AUTOMOBILES & AUTOMOTIVE PARTS-1.43%
Danaher ......................................           23,100        1,077,038
                                                                       ---------
                                                                       1,077,038
                                                                       ---------

BANKING, FINANCE & INSURANCE-9.85%
AMERICAN INTERNATIONAL GROUP .................           22,600        2,446,450
Chubb ........................................           21,600        1,161,000
Penncorp Financial Group .....................           15,000          540,000
Southern National ............................           30,100        1,091,125
STATE STREET BOSTON ..........................           22,300        1,438,350
UNUM .........................................           10,400          751,400
                                                                       ---------
                                                                       7,428,325
                                                                       ---------

BUILDINGS & MATERIALS-1.41%
Foster Wheeler ...............................           28,600        1,061,775
                                                                       ---------
                                                                       1,061,775
                                                                       ---------

CABLE, MEDIA & PUBLISHING-2.10%
Banta ........................................           27,950          634,116
Reynolds & Reynolds Class A ..................           36,500          949,000
                                                                       ---------
                                                                       1,583,116
                                                                       ---------


CHEMICALS-0.58%
Witco ........................................           14,300          436,150
                                                                       ---------
                                                                         436,150
                                                                       ---------

COMPUTERS & TECHNOLOGY-3.05%
Hewlett-Packard ..............................            8,000          402,000
WALLACE COMPUTER SERVICES ....................           55,000        1,897,500
                                                                       ---------
                                                                       2,299,500
                                                                       ---------

CONSUMER PRODUCTS-2.83%
General Electric .............................            6,000          593,250
Masco ........................................           16,000          576,000
Procter & Gamble .............................            9,000          967,500
                                                                       ---------
                                                                       2,136,750
                                                                       ---------

                                                          NUMBER        MARKET
                                                        OF SHARES       VALUE
COMMON STOCK (CONTINUED)
ELECTRONICS & ELECTRICAL-1.70%
Raychem ........................................           7,100      $  568,888
Teleflex .......................................          13,700         714,113
                                                                       ---------
                                                                       1,283,001
                                                                       ---------


ENERGY-2.83%
Compagnie Francaise de Petroleum Total .........          12,958         521,560
Kerr-McGee .....................................          15,800       1,137,600
Royal Dutch Petroleum ..........................           2,800         478,100
                                                                       ---------
                                                                       2,137,260
                                                                       ---------

FARMING & AGRICULTURE-2.92%
CONAGRA ........................................          44,300       2,203,925
                                                                       ---------
                                                                       2,203,925
                                                                       ---------

FOOD, BEVERAGE & TOBACCO-3.41%
PHILIP MORRIS ..................................          22,800       2,567,850
                                                                       ---------
                                                                       2,567,850
                                                                       ---------

HEALTHCARE & PHARMACEUTICALS-10.35%
American Home Products .........................           8,100         474,863
Baxter International ...........................          13,000         533,000
COLUMBIA/HCA HEALTHCARE ........................          52,800       2,151,600
Hillenbrand Industries .........................          13,800         500,250
Pharmacia & Upjohn .............................          12,900         511,163
SCHERING-PLOUGH ................................          25,600       1,657,600
SMITHKLINE BEECHAM .............................          29,100       1,978,800
                                                                       ---------
                                                                       7,807,276
                                                                       ---------

INDUSTRIAL MACHINERY-1.08%
General Signal .................................          19,000         812,250
                                                                       ---------
                                                                         812,250
                                                                       ---------

REAL ESTATE-2.95%
Colonial Properties Trust ......................           9,000         273,375
Developers Diversified Realty ..................          13,800         512,325
Health Care Property Investors .................          13,700         479,500
Nationwide Health Properties ...................          22,600         548,050
Sun Communities ................................          12,000         414,000
                                                                       ---------
                                                                       2,227,250
                                                                       ---------

----------
Top 10 stock holdings, representing 26.8% of net assets, are in bold.

Multiple Strategy Series
Statement of Net Assets (Continuted)


                                                          NUMBER        MARKET
                                                        OF SHARES       VALUE
COMMON STOCK (CONTINUED)
RETAIL-2.88%
May Department Stores ..........................          15,900      $  743,325
Rite Aid .......................................          28,700       1,140,825
Storage Trust Realty ...........................           3,900         105,300
Storage USA ....................................           4,800         180,600
                                                                       ---------
                                                                       2,170,050
                                                                       ---------


TELECOMMUNICATIONS-1.68%
ALLTEL .........................................          40,400       1,267,550
                                                                       ---------
                                                                       1,267,550
                                                                       ---------

TEXTILES, APPAREL & FURNITURE-2.14%
HON Industries .................................           8,700         288,188
MILLER (HERMAN) ................................          23,500       1,326,281
                                                                       ---------
                                                                       1,614,469
                                                                       ---------

UTILITIES-2.76%
CMS Energy .....................................          32,000       1,076,000
Edison International ...........................          16,000         318,000
Illinova .......................................          24,900         684,750
                                                                       ---------
                                                                       2,078,750
                                                                       ---------

MISCELLANEOUS-5.39%
Pentair ........................................          17,800         574,050
Service International ..........................          15,800         442,400
Tompkins ADR ...................................          28,000         518,000
TYCO INTERNATIONAL .............................          47,800       2,527,425
                                                                       ---------
                                                                       4,061,875
                                                                       ---------
TOTAL COMMON STOCK (COST $37,543,098) ..........                      47,813,910
                                                                       ---------

CONVERTIBLE PREFERRED STOCK-0.32%
METALS & MINING-0.32%
Freeport-McMoRan Copper & Gold
  5.00% pfd cv .................................           8,700         241,425
                                                                       ---------
TOTAL CONVERTIBLE PREFERRED STOCK
  (COST $201,026) ..............................                         241,425
                                                                       ---------

                                                       PRINCIPAL        MARKET
                                                         AMOUNT         VALUE
U.S. TREASURY OBLIGATIONS-4.35%
U.S. Treasury Notes 6.375% 1/15/00 .............      $   85,000      $   85,823
U.S. Treasury Notes 6.375% 8/15/02 .............         160,000         161,221
U.S. Treasury Bond  7.50% 11/15/16 .............         650,000         704,327
U.S. Treasury Bond 7.50% 11/15/24 ..............       2,125,000       2,326,577
                                                                      ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $3,125,636) ............................                       3,277,948
                                                                      ----------

ASSET-BACKED SECURITIES-5.20%
ADVANTA Series 93-1A2 5.95% 5/25/09 ............          69,721          67,824
American Finance Home Equity
  Series 94-2 A1 6.95% 6/25/24 .................          74,499          74,901
  Series 92-5 A 7.20% 2/15/08  .................         119,274         119,945
  Series 91-1 A 8.00% 7/25/06  .................          13,909          14,243
Case Equipment Loan Trust
  Series 95-B A3 6.15% 9/15/02 .................         500,000         499,539
FURST Series 96-2 A2 6.46% 8/25/11 .............         555,000         551,531
Green Tree Home Improvement Loan Trust
  Series 96-F HEA3 6.90% 1/15/28 ...............         370,000         370,000
IMC Home Equity Loan Trust
  Series 95-3 A2 6.50% 11/25/10 ................         225,000         224,791
NationsCredit Grantor Trust
  Series 96-1A 5.85% 9/15/11 ...................         200,225         196,880
Neiman Marcus Group
  Series 95-1A 7.60% 6/15/03 ...................         400,000         414,965
Norwest Asset Securities
  Series 97-1 A8 7.25% 2/25/12 .................         450,000         450,984
UCFC Home Equity Loan
  Series 96-D1 6.541% 11/15/13 .................         300,000         299,618
  Series 96-B A3 7.30% 4/15/14 .................         460,000         466,897
World Omni Series 95-A 6.05% 11/25/01 ..........         165,393         165,574
                                                                      ----------
TOTAL ASSET-BACKED SECURITIES
  (COST $3,916,050) ............................                       3,917,692
                                                                      ----------
30

Multiple Strategy Series
Statement of Net Assets (Continuted)



                                                       PRINCIPAL        MARKET
                                                         AMOUNT         VALUE
COLLATERALIZED MORTGAGE
  OBLIGATIONS-6.21%
Asset Securitization Corporation
  Series 96-D2 A1 6.92% 2/14/29 ..................     $  374,817     $  374,466
  Series 96-D3 A1B 7.21% 10/13/26 ................        360,000        367,650
Chase Commercial Mortgage Securities
  Series 96-2 C 6.90% 11/19/06 ...................        250,000        244,063
Conti Series 96-MC1 D 7.80% 4/15/06 ..............        300,000        309,563
Mortgage Capital Funding
  Series 96-MC2 A1 6.758% 12/21/26 ...............        570,000        570,802
  Series 96-MC2 C 7.224% 12/21/26 ................        175,000        174,781

Nomura Asset Securities
  Series 96-MD5 A3 7.6373% 4/13/36 ...............        340,000        352,113
  Series 95-MD3 A1A 8.17% 3/4/20 .................        348,269        366,444
Residential Accredit Loans
  Series 96-QS2 A3 7.05% 3/25/19 .................        400,000        400,813
  Series 96-QS3 AI3 7.29% 6/25/26 ................        200,000        201,313
  Series 95-QS1 A3 7.30% 6/25/21 .................        180,000        180,619
  Series 96-QS2 A6 7.45% 4/25/23 .................        445,000        444,791
Residential Asset Securities
  Series 96-A4 A5 7.50% 9/25/26 ..................        445,000        447,781
Resolution Trust Corporation
  Series 95-C1 A2B 6.55% 2/25/27 .................         99,235         98,879
Travelers Mortgage Securities
  Series 1 Z2 12.00% 3/1/14 ......................        132,251        150,436
                                                                       ---------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $4,646,450) ..............................                     4,684,514
                                                                       ---------


MORTGAGE-BACKED SECURITIES-7.20%
Federal National Mortgage Association
  6.50% 2/1/26 ...................................        683,831        653,486
Federal National Mortgage Association
  7.00% 1/1/24 ...................................        661,909        650,326
Federal National Mortgage Association
  8.00% 1/1/10 ...................................        242,793        249,849
Federal National Mortgage Association
  8.00% 9/1/16 ...................................        210,004        216,042
Federal National Mortgage Association
  9.50% 6/1/19 ...................................        263,045        284,993
Federal National Mortgage Association
  9.50% 5/1/22 ...................................        231,396        250,414
Federal Home Loan Mortgage Corporation-Gold
  6.00% 3/1/11 ...................................        646,498        622,860
Federal Home Loan Mortgage Corporation
  7.00% 10/1/17 ..................................        103,324        102,549

                                                       PRINCIPAL        MARKET
                                                         AMOUNT         VALUE
MORTGAGE-BACKED SECURITIES  (CONTINUED)
Federal Home Loan Mortgage Corporation
  7.50% 5/1/09 ...................................     $   68,841     $   69,659
Federal Home Loan Mortgage Corporation
  8.50% 9/1/08 ...................................        105,174        108,986
Federal Home Loan Mortgage Corporation-Gold
  8.50% 6/1/14 ...................................         81,097         84,493
Government National Mortgage Association
  8.50% 8/15/21 to 11/15/21 ......................        652,536        681,698
Government National Mortgage Association
  9.00% 6/15/21 to 11/15/21 ......................      1,256,113      1,337,119
Government National Mortgage Association
  10.00% 1/15/18 .................................        104,827        115,604
                                                                       ---------
TOTAL MORTGAGE-BACKED SECURITIES
  (COST $5,368,578) ..............................                     5,428,078
                                                                       ---------


CORPORATE BONDS-9.21%
ABN-AMRO Bank NV 8.25% 8/1/09  ...................         80,000         84,700
Ahmanson (HF) & Company 6.35% 9/1/98 .............        500,000        501,250
Chase Manhattan 6.25% 1/15/06  ...................        385,000        364,788
Continental 7.25% 3/1/03 .........................        350,000        357,000
Credit Foncier de France 8.00% 1/14/02 ...........        275,000        291,156
Federal Express 7.85% 1/30/15  ...................        450,000        465,188
Firstar Capital Trust I 8.32% 12/15/26 ...........        260,000        262,600
Ford Motor Credit 7.00% 9/25/01 ..................        800,000        815,000
Humpuss 7.72% 12/15/09 ...........................        200,000        196,000
Lehman Brothers Holdings 6.84% 9/25/98 ...........        300,000        302,250
MBNA America Bank, NA 6.00% 12/26/00 .............        450,000        441,563
MEPC Finance 7.50% 5/1/03 ........................        385,000        394,625
News America Holdings 9.125% 10/15/99 ............        295,000        314,175
Pep Boys 7.00% 6/1/05 ............................        395,000        393,025
Santander Financial Issuances 6.80% 7/15/05 ......        175,000        172,156
Transamerica Financial 8.08% 11/4/99 .............        340,000        354,450
Travelers/Aetna Property & Casualty
  6.75% 4/15/01 ..................................        775,000        779,844
U.S. Bancorp 8.125% 5/15/02 ......................        430,000        456,875
                                                                       ---------
TOTAL CORPORATE BONDS (COST $6,868,803) ..........                     6,946,645
                                                                       ---------

AGENCY OBLIGATIONS-0.59%
Federal Home Loan Bank-Discount Note
  0.00% 1/23/97 ..................................        450,000        448,529
                                                                       ---------
TOTAL AGENCY OBLIGATIONS (COST $448,529) .........                       448,529
                                                                       ---------

Multiple Strategy Series
Statement of Net Assets (Continuted)



                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
REPURCHASE AGREEMENTS-5.25%
With Chase Manhattan 6.50% 1/2/97 (dated
  12/31/96, collateralized by $437,000
  U.S. Treasury Notes 7.125% due 9/30/99,
  market value $457,193 and $1,081,000
  U.S. Treasury Notes 6.50% due 4/30/99,
  market value $1,106,180) .........................    $1,532,000   $1,532,000
With J.P. Morgan Securities 6.60% 1/2/97 (dated
  12/31/96, collateralized by $1,081,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $1,169,728 and $200,000
  U.S. Treasury Notes 5.50% due 4/15/00,
  market value $198,575) ...........................     1,341,000    1,341,000


REPURCHASE AGREEMENTS (CONTINUED)
With PaineWebber 6.60% 1/2/97 (dated
  12/31/96, collateralized by $280,000
  U.S. Treasury Notes 6.75% due 5/31/99,
  market value $286,243 and $757,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $818,809) ...........................    $1,081,000   $1,081,000
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS
  (COST $3,954,000) ................................                  3,954,000
                                                                     ----------


TOTAL MARKET VALUE OF SECURITIES (COST $66,072,170)-101.74% ..       76,712,741

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.74%) ......       (1,310,634)
                                                                     ----------

NET ASSETS APPLICABLE TO 4,532,563 SHARES ($.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $16.64 PER SHARE-100.00% ........     $ 75,402,107
                                                                   ============


COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.01 par value, 500,000,000 shares authorized to
 the Fund with 50,000,000 shares allocated to the Series .....     $ 58,029,596
Accumulated undistributed:
  Net investment income ......................................        1,854,573
  Net realized gain on investments ...........................        4,877,367
  Net unrealized appreciation of investments .................       10,640,571
                                                                   ------------
Total net assets .............................................     $ 75,402,107
                                                                   ============

ADR--American Depository Receipt

                             See accompanying notes

Delaware Group Premium Fund, Inc.-Money Market Series
Statement of Net Assets
December 31, 1996


                                                       PRINCIPAL        MARKET
                                                         AMOUNT         VALUE
COMMERCIAL PAPER-67.44%
FINANCIAL SERVICES-41.57%
ABN-AMRO North American Finance
  5.40% 3/6/97 ...................................    $ 1,000,000    $   990,400
Allianz of America Finance 5.31% 2/20/97 .........      1,000,000        992,625
Bayerische Girozentrale Landesbank
  5.30% 1/27/97 ..................................      1,000,000        996,172
Ciesco L.P. 5.38% 2/3/97 .........................        665,000        661,723
Ciesco L.P. 5.55% 2/06/97 ........................        400,000        397,780
Commonwealth Bank of Australia 5.37% 2/12/97 .....      1,000,000        993,735
Metlife Funding 5.29% 2/13/97 ....................      1,000,000        993,681
Siemens Capital 5.29% 1/30/97 ....................      1,000,000        995,739
TECO Finance 5.35% 1/31/97 .......................      1,000,000        995,542
Transamerica Finance 5.30% 2/3/97 ................      1,000,000        995,142
UBS Finance 8.00% 1/2/97 .........................      1,000,000        999,778
USAA Capital 5.29% 2/6/97 ........................      1,000,000        994,710
                                                                      ----------
TOTAL FINANCIAL SERVICES .........................                    11,007,027
                                                                      ----------


INDUSTRIAL-9.04%
Golden Peanut 5.30% 1/29/97 ......................      1,000,000        995,878
McCormick & Co. 5.31% 1/9/97 .....................        900,000        898,938
Sandoz 5.30% 1/9/97 ..............................        500,000        499,411
                                                                      ----------
TOTAL INDUSTRIAL .................................                     2,394,227
                                                                      ----------

MORTGAGE BANKERS AND BROKERS-16.83%
Bear Stearns 5.30% 5/14/97 .......................      1,000,000        980,419
CS First Boston Group 5.32% 1/23/97 ..............      1,000,000        996,749
Goldman Sachs Group 5.35% 4/21/97 ................      1,000,000        983,653
Merrill Lynch & Co. 5.38% 1/30/97 ................        500,000        497,833
Morgan Stanley Group 5.32% 1/16/97 ...............      1,000,000        997,783
                                                                      ----------
TOTAL MORTGAGE BANKERS AND BROKERS ...............                     4,456,437
                                                                      ----------
TOTAL COMMERCIAL PAPER ...........................                    17,857,691
                                                                      ----------

                                                          PRINCIPAL     MARKET
                                                           AMOUNT       VALUE
FLOATING RATE NOTES*-14.16%
Banc One Columbus 5.25% 1/7/97 .....................    $1,000,000    $  999,506
Federal National Mortgage Association
  Medium-Term Note 5.42% 1/2/97 ....................       500,000       499,632
Merrill Lynch Floating Rate Medium-Term Note
  5.68% 1/2/97 .....................................       500,000       500,000
Student Loan Marketing Association
  5.23% 1/3/97 .....................................     1,250,000     1,249,454
Student Loan Marketing Association
  5.47% 1/7/97 .....................................       500,000       499,813
                                                                       ---------
TOTAL FLOATING RATE NOTES ..........................                   3,748,405
                                                                       ---------


U.S. GOVERNMENT AGENCY
OBLIGATIONS-4.68%
Federal National Mortgage Association Discount
  Note 5.36% 3/4/97 ................................     1,000,000       990,769
Federal National Mortgage Association
  Medium-Term Note 4.97% 3/10/97 ...................       250,000       249,490
                                                                       ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS ...........                   1,240,259
                                                                       ---------

MISCELLANEOUS INVESTMENTS-7.55%
Bank of America, Illinois 5.70% 5/28/97 ............       500,000       499,561
Bank of America NTSA 5.52% 11/21/97 ................       500,000       499,741
General Electric Capital Medium-Term Note
  5.10% 1/27/97 ....................................     1,000,000       999,731
                                                                       ---------
TOTAL MISCELLANEOUS INVESTMENTS ....................                   1,999,033
                                                                       ---------

Money Market Series
Statement of Net Assets (Continued)


                                                       PRINCIPAL        MARKET
                                                         AMOUNT         VALUE
REPURCHASE AGREEMENTS-6.67%
With Chase Manhattan 6.50% 1/2/97 (dated
  12/31/96, collateralized by $483,000
  U.S. Treasury Notes 6.50% due 4/30/99,
  market value $493,919 and $195,000
  U.S. Treasury Notes 7.125% due 9/30/99,
  market value $204,166) ...........................    $  684,000   $  684,000
With J.P. Morgan Securities  6.60% 1/2/97 (dated
  12/31/96, collateralized by $89,000
  U.S. Treasury Notes 5.50% due 4/15/00,
  market value $88,779 and $483,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $522,487) ...........................       599,000      599,000

REPURCHASE AGREEMENTS (CONTINUED)
With PaineWebber 6.60% 1/2/97 (dated
  12/31/96, collateralized by $125,000
  U.S. Treasury Notes 6.75% due 5/31/99,
  market value $127,561 and $338,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $366,037) ...........................    $  483,000   $  483,000
                                                                      ---------
TOTAL REPURCHASE AGREEMENTS ........................                  1,766,000
                                                                      ---------


TOTAL MARKET VALUE OF SECURITIES -100.50% (WHICH EQUALS COST
  FOR FINANCIAL REPORTING AND INCOME TAX PURPOSES) ............      26,611,388

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.50%) .......        (132,834)
                                                                     ----------

NET ASSETS APPLICABLE TO 2,647,855 SHARES ($0.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $10.00 PER SHARE-100.00% .........    $ 26,478,554
                                                                   ============

----------
*For Floating Rate Notes, the maturity date shown is the next interest reset date.

                             See accompanying notes

Delaware Group Premium Fund, Inc.-Growth Series
Statement of Net Assets
December 31, 1996


                                                           NUMBER       MARKET
                                                         OF SHARES       VALUE
 COMMON STOCK-81.28%
 BANKING, FINANCE & INSURANCE-7.70%
 AMBAC ...........................................          4,900     $  325,238
 Aames Financial .................................         22,950        823,331
 ADVANTA Class B .................................         11,100        453,019
 Blanch (E.W.) Holdings ..........................         28,500        573,563
 CMAC Investment .................................         27,400      1,006,950
 MBIA ............................................         10,800      1,093,500
*Oxford Health Plans .............................          8,100        474,356
 The Money Store .................................         30,950        858,863
 United Healthcare ...............................         12,000        540,000
                                                                      ----------
                                                                       6,148,820
                                                                      ----------


 CABLE, MEDIA & PUBLISHING-1.56%
*HA-LO Industries ................................         20,975        578,123
*International Family Entertainment Class B ......         10,500        162,750
 Reynolds & Reynolds Class A .....................         19,400        504,400
                                                                      ----------
                                                                       1,245,273
                                                                      ----------

 COMPUTERS & TECHNOLOGY-22.99%
*3COM ............................................         10,700        784,444
 Adobe Systems ...................................         20,700        774,956
*AFFILIATED COMPUTER SERVICES CLASS A ............         50,800      1,492,250
*BA MERCHANT SERVICES Class A ....................         14,700        262,763
*BISYS GROUP .....................................         37,800      1,400,963
*BMC SOFTWARE ....................................         33,200      1,379,875
*CASCADE COMMUNICATIONS ..........................         23,400      1,292,850
 Cognizant .......................................         16,800        554,400
*Compuware .......................................          7,400        370,925
*DST Systems .....................................          6,600        207,075
*Documentum ......................................          5,700        194,513
 First Data ......................................         33,246      1,213,479
*Gartner Group Class A ...........................         26,200      1,020,163
*Gateway 2000 ....................................          4,300        230,319
 HBO .............................................         21,340      1,267,063
*HCIA ............................................         19,600        679,875


-----------
Top 10 stock holdings, representing 18.7% of net assets, are in bold

                                                           NUMBER       MARKET
                                                         OF SHARES       VALUE
 COMMON STOCK (CONTINUED)
 COMPUTERS & TECHNOLOGY (CONTINUED)
*Ingram Micro- Class A .......................           43,600      $ 1,002,800
*Netscape Communications .....................            4,500          255,938
*Premisys Communications .....................           12,500          421,875
*Pure Atria ..................................           39,700          975,131
*Rational Software ...........................           16,000          633,000
 Shared Medical Systems ......................            7,600          374,300
*Sterling Commerce ...........................           15,319          539,980
*Sterling Software ...........................            8,300          262,488
*Symbol Technologies .........................            3,700          163,725
*Tech Data ...................................           22,300          610,463
                                                                      ----------
                                                                      18,365,613
                                                                      ----------


 ELECTRONICS & ELECTRICAL-2.94%
*Applied Materials ...........................            8,600          309,063
 Dallas Semiconductor ........................           17,800          409,400
*LSI Logic ...................................           20,100          537,675
*Microchip Technology ........................            8,000          407,000
*StorMedia Class A ...........................           42,350          685,541
                                                                      ----------
                                                                       2,348,679
                                                                      ----------

 ENERGY-0.38%
 Newpark Resources ...........................            8,100          301,725
                                                                      ----------
                                                                         301,725
                                                                      ----------

 ENVIRONMENTAL SERVICES-4.04%
*Philip Environmental ........................           63,000          913,500
*USA WASTE SERVICES ..........................           44,000        1,402,500
*United Waste Systems ........................           26,600          912,713
                                                                      ----------
                                                                       3,228,713
                                                                      ----------

 FOOD, BEVERAGE & TOBACCO-0.71%
*Performance Food Group ......................           15,650          240,619
*Swisher International Group A ...............           20,800          330,200
                                                                      ----------
                                                                         570,819
                                                                      ----------

Growth Series
Statement of Net Assets (Continued)


                                                           NUMBER       MARKET
                                                         OF SHARES       VALUE

 COMMON STOCK (CONTINUED)
 HEALTHCARE & PHARMACEUTICALS-13.10%
*Access Health .................................           9,750     $   438,750
*Apria Healthcare Group ........................          20,200         378,750
*ClinTrials ....................................          17,400         389,325
 Dentsply International ........................          14,500         689,656
*Dura Pharmaceuticals ..........................          24,400       1,165,100
*HEALTHSOUTH ...................................          42,400       1,637,700
*HEALTH MANAGEMENT ASSOCIATES CLASS A ..........          72,545       1,632,263
*MedPartners ...................................          36,000         756,000
*NBTY ..........................................          16,200         306,788
*Orthodontic Centers of America ................          45,700         719,775
*Phycor ........................................          11,200         316,400
*Quorum Health Group ...........................          26,000         770,250
*Value Health ..................................          13,512         263,484
*Vitalink Pharmacy .............................          18,200         423,150
*Vivra .........................................          21,075         582,197
                                                                      ----------
                                                                      10,469,588
                                                                      ----------


 LEISURE, LODGING & ENTERTAINMENT-9.90%
*Boston Chicken ................................          19,500         699,563
 Callaway Golf .................................          35,000       1,006,250
*Circus Circus Enterprises .....................           8,200         281,875
*Foodmaker .....................................          60,200         534,275
*HFS ...........................................          29,900       1,786,525
*Interstate Hotels .............................          20,700         584,775
 La Quinta Inns ................................          13,350         255,319
*Landry's Seafood Restaurants ..................          16,500         355,781
*Lone Star Steakhouse/Saloon ...................          31,000         831,188
*Mirage Resorts ................................          34,500         746,063
*Outback Steakhouse ............................          19,000         505,875
*Prime Hospitality .............................          19,800         319,275
                                                                      ----------
                                                                       7,906,764
                                                                      ----------

                                                           NUMBER       MARKET
                                                         OF SHARES       VALUE
 COMMON STOCK (CONTINUED)
 RETAIL-6.97%
*CompUSA .........................................         18,000     $  371,250
*General Nutrition ...............................         57,000        969,000
 Home Depot ......................................          9,500        476,188
*Kohl's ..........................................         22,600        887,050
*Micro Warehouse .................................         11,500        133,688
*Saks Holdings ...................................         21,200        572,400
 St. John Knits ..................................         10,100        439,350
*Staples .........................................         53,300        962,731
 Talbots .........................................         14,300        409,338
*Value City Department Stores ....................         32,800        344,400
                                                                      ----------
                                                                       5,565,395
                                                                      ----------

 TELECOMMUNICATIONS-0.42%
*Tellabs .........................................          8,900        335,419
                                                                      ----------
                                                                         335,419
                                                                      ----------

 TEXTILES, APPAREL & FURNITURE-2.92%
*Designer Holdings Ltd. ..........................         13,600        219,300
 Gucci Group N.V .................................          7,000        447,125
*Nine West Group .................................         12,500        579,688
*Tommy Hilfiger ..................................         22,700      1,089,600
                                                                      ----------
                                                                       2,335,713
                                                                      ----------

 TRANSPORTATION & SHIPPING-0.90%
 Illinois Central ................................         22,450        718,400
                                                                      ----------
                                                                         718,400
                                                                      ----------

 UTILITIES-2.08%
*AES .............................................         35,797      1,664,560
                                                                      ----------
                                                                       1,664,560
                                                                      ----------

 MISCELLANEOUS-4.67%
*ADT Limited .....................................         28,200        645,075
*CUC International ...............................         50,213      1,192,547
*Interim Services ................................         16,000        568,000
*Personnel Group of America ......................         15,500        373,938
*Prime Service ...................................         21,800        599,500
*Wind River Systems ..............................          7,500        353,906
                                                                      ----------
                                                                       3,732,966
                                                                      ----------
 TOTAL  COMMON STOCK (COST $51,495,902) ..........                    64,938,447
                                                                      ----------

Growth Series
Statement of Net Assets (Continued)


                                                          PRINCIPAL      MARKET
                                                           AMOUNT        VALUE

 CONVERTIBLE BONDS-0.64%
 COMPUTERS & TECHNOLOGY-0.64%
+BAAN Company NV 4.50% 12/23/01 ....................   $   500,000   $   508,750
                                                                      ----------
 TOTAL CONVERTIBLE BONDS (COST $500,000) ...........                     508,750
                                                                      ----------

 REPURCHASE AGREEMENTS-17.42%
 With Chase Manhattan 6.50% 1/2/97 (dated
   12/31/96, collateralized by $1,537,000
   U.S. Treasury Notes 7.125% due 9/30/99,
   market value $1,609,771 and $3,807,000
   U.S. Treasury Notes 6.50% due 4/30/99,
   market value $3,894,850) ........................     5,394,000     5,394,000

 REPURCHASE AGREEMENTS (CONTINUED)
 With J.P. Morgan Securities 6.60% 1/2/97 (dated
   12/31/96, collateralized by $3,807,000
   U.S. Treasury Notes 7.75% due 1/31/00,
   market value $4,118,602 and $703,000
   U.S. Treasury Notes 5.50% due 4/15/00,
   market value $699,180) ..........................   $ 4,721,000   $ 4,721,000
 With PaineWebber 6.60% 1/2/97 (dated
   12/31/96, collateralized by $985,000
   U.S. Treasury Notes 6.75% due 5/31/99,
   market value $1,007,858 and $2,665,000
   U.S. Treasury Notes 7.75% due 1/31/00,
   market value $2,883,021) ........................     3,807,000     3,807,000
                                                                      ----------
 TOTAL REPURCHASE AGREEMENTS
   (COST $13,922,000) ..............................                  13,922,000
                                                                      ----------


TOTAL MARKET VALUE OF SECURITIES (COST $65,917,902)-99.34% ......     79,369,197

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.66% ...........        531,279
                                                                     -----------

NET ASSETS APPLICABLE TO 5,029,575 SHARES ($0.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $15.89 PER SHARE-100.00% ...........    $79,900,476
                                                                     ===========


COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common Stock, $0.01 par value, 500,000,000 shares authorized
 to the Fund with 50,000,000 shares allocated to the Series .....    $61,990,971
Accumulated undistributed:
  Net realized gain on investments ..............................      4,458,210
  Net unrealized appreciation of investments ....................     13,451,295
                                                                     -----------
Total net assets ................................................    $79,900,476
                                                                     ===========

In accordance with Statement of Position 93-2, Determination, Disclosure and Financial Statements Presentation of Income, Capital Gain and Return of Capital Gain Distributions by Investment Companies, the Fund reclassified $75,939 of permanent book and tax basis differences from accumulated net investment loss to accumulated net realized gain on investments.

----------
*Non-income producing security for the year ended December 31, 1996. +Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers (see note 6.) At December 31, 1996, these securities amounted to $508,750 or 0.64% of net assets.

                             See accompanying notes

Delaware Group Premium Fund, Inc.-International Equity Series
Statement of Net Assets
December 31, 1996

                                                                       MARKET
                                                      NUMBER            VALUE
                                                     OF SHARES        (U.S. $)
COMMON STOCK-94.20%
AUSTRALIA-10.80%
AMCOR LIMITED ..............................           568,000     $ 3,652,431
CSR LIMITED ................................         1,224,966       4,284,123
NATIONAL AUSTRALIA BANK ....................           376,906       4,433,839
Pacific Dunlop Limited .....................           716,926       1,823,516
                                                                    ----------
                                                                    14,193,909
                                                                    ----------


BELGIUM-2.74%
ELECTRABEL S.A .............................            15,200       3,596,302
                                                                    ----------
                                                                     3,596,302
                                                                    ----------

CANADA-1.45%
BC Telecom .................................            88,133       1,906,360
                                                                    ----------
                                                                     1,906,360
                                                                    ----------

FRANCE-7.53%
Alcatel Alsthom ............................            10,015         804,287
Campagnie de Saint Gobain ..................            19,708       2,787,220
ELF AQUITAINE ..............................            47,259       4,300,660
Societe Television Francaise ...............            21,000       2,006,936
                                                                    ----------
                                                                     9,899,103
                                                                    ----------

GERMANY-6.67%
BAYER ......................................            84,600       3,428,468
Continental ................................           117,200       2,118,118
Rheinisch Westfaelisches Kalkwerke .........            30,408       1,270,782
Siemens ....................................            42,050       1,948,871
                                                                    ----------
                                                                     8,766,239
                                                                    ----------

HONG KONG-2.87%
Hong Kong Electric .........................           585,000       1,943,823
Wharf Holdings Limited .....................           366,000       1,826,569
                                                                    ----------
                                                                     3,770,392
                                                                    ----------

INDONESIA-1.39%
PT Bank Dagang Nasional ....................         1,135,500       1,153,768
PT Semen Gresik ............................           210,000         675,699
                                                                     ---------
                                                                     1,829,467
                                                                     ---------

-----------
Top 10 stock holdings, representing 28.3% of net assets, are in bold

                                                                     MARKET
                                                        NUMBER       VALUE
                                                       OF SHARES    (U.S. $)
COMMON STOCK (CONTINUED)
JAPAN-12.35%
Amano ............................................      187,000   $ 2,003,283
Eisai Co. Limited ................................      121,000     2,383,413
Hitachi Limited ..................................      318,000     2,967,085
Kinki Coca-Cola Bottling .........................      131,000     1,550,497
Koito Manufacturing ..............................      126,000       843,629
MATSUSHITA ELECTRIC ..............................      205,000     3,347,301
Nichido Fire & Marine ............................      343,000     1,955,767
West Japan Railway ...............................          365     1,182,506
                                                                   ----------
                                                                   16,233,481
                                                                   ----------


NETHERLANDS-6.36%
Elsevier-CVA .....................................      119,500     2,018,978
Koninklijke Van Ommeren NV .......................       40,100     1,809,755
Royal Dutch Petroleum ............................       11,350     1,989,189
Unilever NV-CVA ..................................       14,360     2,539,152
                                                                   ----------
                                                                    8,357,074
                                                                   ----------

NEW ZEALAND-3.45%
Carter Holt Harvey Limited .......................      527,800     1,196,640
TELECOM CORP. OF NEW ZEALAND .....................      654,784     3,339,062
                                                                   ----------
                                                                    4,535,702
                                                                   ----------

PHILIPPINES-0.92%
Philippine Long Distance Telephone
  Company ADR ....................................       23,900     1,212,925
                                                                   ----------
                                                                    1,212,925
                                                                   ----------

SINGAPORE/MALAYSIA-3.98%
Jardine Matheson Holdings Limited ................      236,622     1,561,705
Oriental Holdings Berhad .........................      319,200     2,173,922
Sime Darby Berhad ................................      380,000     1,497,129
                                                                   ----------
                                                                    5,232,756
                                                                   ----------

SOUTH KOREA-1.12%
Cho Hung Bank Ltd.-GDR ...........................      201,970     1,474,381
                                                                   ----------
                                                                    1,474,381
                                                                   ----------

International Equity Series
Statement of Net Assets (Continued)

                                                                      MARKET
                                                        NUMBER        VALUE
                                                       OF SHARES     (U.S. $)
COMMONSTOCK (CONTINUED)
SPAIN-6.39%
Banco Central Hispanoamerica S.A .................       92,449    $ 2,373,680
Iberdrola S.A.....................................      197,800      2,802,001
TELEFONICA DE ESPANA..............................      138,500      3,214,854
                                                                   -----------
                                                                     8,390,535
                                                                   -----------
UNITED KINGDOM-26.18%
Bass..............................................      219,000      3,079,058
Blue Circle Industries............................      522,000      3,173,434
Boots.............................................      286,200      2,952,958
BRITISH AIRWAYS...................................      345,000      3,577,370
British Gas.......................................      700,000      2,691,194
Cable & Wireless..................................      285,000      2,369,543
GKN...............................................      162,000      2,777,024
Glaxo Wellcome....................................      174,470      2,838,409
Great Universal Stores............................      263,000      2,756,372
RTZ ..............................................      170,100      2,727,989
Taylor Woodrow....................................    1,080,000      2,848,230
Unigate...........................................      368,000      2,618,481
                                                                   -----------
                                                                    34,410,062
                                                                   -----------
TOTAL COMMON STOCK (COST $104,199,841) ...........                 123,808,688
                                                                   -----------


                                                                      MARKET
                                                      PRINCIPAL       VALUE
                                                       AMOUNT        (U.S. $)
REPURCHASE AGREEMENTS-5.29%
With Chase Manhattan 6.50% 1/2/97 (dated
  12/31/96, collateralized by $1,901,000
  U.S. Treasury Notes 6.50% due 4/30/99,
  market value $1,944,042 and $767,000
  U.S. Treasury Notes 7.125% due 9/30/99,
  market value $803,393) .........................   $2,692,000   $  2,692,000
With J.P. Morgan Securities  6.60% 1/2/97 (dated
  12/31/96, collateralized by $350,000
  U.S. Treasury Notes 5.50% due 4/15/00,
  market value $348,993 and $1,901,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $2,056,273) .......................    2,357,000      2,357,000
With PaineWebber 6.60% 1/2/97 (dated
  12/31/96, collateralized by $492,000
  U.S. Treasury Notes 6.75% due 5/31/99,
  market value $503,100 and $1,331,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $1,439,610) .......................    1,901,000      1,901,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENTS
  (COST $6,950,000) ..............................                   6,950,000
                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES (COST $111,149,841)-99.49%......  130,758,688
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.51%............      669,029
                                                                  ------------
NET ASSETS APPLICABLE TO 8,696,840 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO $15.11 PER SHARE-100.00%.......... $131,427,717
                                                                  ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.01 par value, 500,000,000 shares authorized to the Fund with 50,000,000 shares allocated to the Series ........ $107,304,277
  Accumulated undistributed:
    Net investment income*.......................................    4,557,033
    Net realized loss on investments.............................     (546,213)
    Net unrealized appreciation of investments and foreign
     currencies..................................................   20,112,620
                                                                  ------------
  Total net assets............................................... $131,427,717
                                                                  ============

----------
*Undistributed net investment income includes net realized gain (loss) on foreign currencies. Net realized gains on foreign currencies are included as a component of investment income in accordance with provisions of the Internal Revenue Code.
 ADR--American Depository Receipt
 GDR--Global Depository Receipt

                             See accompanying notes

Delaware Group Premium Fund, Inc.-Emerging Growth Series
Statement of Net Assets
December 31, 1996


                                                           NUMBER      MARKET
                                                          OF SHARES     VALUE
 COMMON STOCK-72.85%
 AEROSPACE AND DEFENSE-1.07%
 AAR..............................................          15,500   $  468,875
*Kellstrom Industries.............................          16,400      137,350
                                                                     ----------
                                                                        606,225
                                                                     ----------
 AUTOMOBILES & AUTOMOTIVE PARTS-0.22%
*Boyd Wheels......................................           8,800      121,550
                                                                     ----------
                                                                        121,550
                                                                     ----------
 BANKING, FINANCE & INSURANCE-1.93%
*CRW Financial....................................          16,680      142,823
*First Alliance...................................          12,300      367,463
 Medallion Financial..............................           3,900       58,988
*NAL Financial Group..............................          11,300      109,469
*United Dental Care...............................          13,500      412,594
                                                                     ----------
                                                                      1,091,337
                                                                     ----------
 BUILDINGS & MATERIALS-0.24%
 LSI Industries...................................          10,000      133,750
                                                                     ----------
                                                                        133,750
                                                                     ----------
 CABLE, MEDIA & PUBLISHING-5.46%
*Central European Media Entertainment ............          15,400      485,100
 Evergreen Media Class A .........................           9,300      231,338
*Groupe AB SA-ADR ................................          11,900      171,063
*Hollywood Entertainment .........................           7,700      143,413
*Home Shopping Network ...........................          20,452      483,178
*Infinity Broadcasting Class A ...................          13,850      465,706
*Mecklermedia ....................................          11,400      227,288
*Metro Networks ..................................           4,100      103,013
*Norwood Promotional Products ....................          20,600      365,650
*Univision Communications Class A ................           3,700      136,900
*Young Broadcasting Class A ......................           9,200      270,250
                                                                     ----------
                                                                      3,082,899
                                                                     ----------

                                                            NUMBER      MARKET
                                                           OF SHARES     VALUE
 COMMON STOCK (CONTINUED)
 COMPUTERS & TECHNOLOGY-12.88%
*Activision.......................................          11,800   $  148,975
*Aspect Development...............................           3,600       97,650
*Aware............................................           7,700       79,406
*C-COR Electronics................................          12,700      169,069
*CADENCE DESIGN SYSTEMS...........................          17,300      687,675
*Cayenne Software.................................          18,300       70,913
*Credit Management Solutions .....................           7,300      103,113
*Cypress Semiconductor............................           5,800       81,925
*EMC..............................................          22,100      732,063
*Elamex S.A. de C.V...............................          17,700      172,575
*Fore Systems.....................................          11,700      385,369
*GTECH Holdings...................................          13,500      432,000
*Geoworks.........................................           9,600      234,000
*HPR..............................................          24,100      328,363
*INSO.............................................           3,600      141,750
*KOMAG............................................          21,900      592,669
*Maxis............................................          23,100      280,088
*NOVA.............................................          19,700      435,863
*PLATINUM Technology..............................          35,395      480,045
*Peerless Systems.................................          21,700      366,188
*Puma Technology..................................           4,100       69,700
*Rogue Wave Software..............................           7,200      115,200
*Ross Systems.....................................          33,200      317,475
*STORAGE TECHNOLOGY...............................          15,700      747,713
                                                                     ----------
                                                                      7,269,787
                                                                     ----------
 CONSUMER PRODUCTS-0.30%
*Zag Industries Ltd. .............................          10,200      168,938
                                                                     ----------
                                                                        168,938
                                                                     ----------
----------
Top 10 stock holdings, representing 16.1% of net assets, are in bold.

Emerging Growth Series
Statement of Net Assets (Continued)

                                                            NUMBER      MARKET
                                                           OF SHARES    VALUE
 COMMON STOCK (CONTINUED)
 ELECTRONICS & ELECTRICAL-6.92%
*Altera...........................................           3,100   $  225,331
*American Residential Services ...................           3,500       94,938
 Cable Design Technologies .......................          10,300      318,656
*ESS Technology...................................          11,000      309,375
*ITI Technologies.................................          11,500      173,219
 KLA Instruments..................................           4,200      148,838
*Kulicke & Soffa Industries.......................           4,200       80,063
*P-COM............................................          14,900      443,275
 Pittston Brink's Group...........................          15,700      423,900
*Protection One...................................          21,400      212,663
*Sawtek...........................................           8,000      314,500
*SIPEX............................................          18,900      607,163
*TriQuint Semiconductor...........................          16,800      439,950
*Triumph Group....................................           4,600      109,825
                                                                     ----------
                                                                      3,901,696
                                                                     ----------
 ENERGY-0.48%
*Bouygues Offshore S.A............................          21,000      270,375
                                                                     ----------
                                                                        270,375
                                                                     ----------
 ENVIRONMENTAL SERVICES-5.95%
*REPUBLIC INDUSTRIES..............................          90,240    2,814,361
*Superior Services................................          26,700      540,675
                                                                     ----------
                                                                      3,355,036
                                                                     ----------
 FOOD, BEVERAGE & TOBACCO-1.22%
*Sonic ...........................................          19,250      486,063
*United Natural Foods.............................          11,900      204,531
                                                                     ----------
                                                                        690,594
                                                                     ----------
 HEALTHCARE & PHARMACEUTICALS-6.87%
*Advanced Health..................................          14,400      181,800
*AGOURON PHARMACEUTICALS..........................           9,000      608,625
*Alternative Living Services .....................          14,100      204,450
*American Oncology Resources .....................          29,700      302,569
*Ascend Communications............................           4,500      279,563
*Capstone Pharmacy................................          34,100      383,625
*Carriage Services................................          11,700      259,594

                                                         NUMBER         MARKET
                                                       OF SHARES        VALUE

 COMMON STOCK (CONTINUED)
 HEALTHCARE & PHARMACEUTICALS (CONTINUED)
 *Columbia Laboratories...........................        12,600     $  182,700
 *DUSA Pharmaceuticals ...........................        11,800         81,863
 *FPA Medical Management .........................        10,200        226,313
 *NeoPath ........................................         9,600        176,400
 *Renal Treatment Centers ........................        19,200        489,600
 *Sano ...........................................        12,100        181,500
 *Total Renal Care Holdings ......................         8,800        319,000
                                                                     ----------
                                                                      3,877,602
                                                                     ----------
  INDUSTRIAL MACHINERY-1.56%
 *Central Sprinkler ..............................         11,900       298,988
 *PRI Automation .................................          6,600       297,825
*+Spinnaker Industries ...........................         14,000       281,960
                                                                     ----------
                                                                        878,773
                                                                     ----------
 LEISURE, LODGING & ENTERTAINMENT-7.13%
 *Ascent Entertainment Group .....................         21,700       341,775
 *CapStar Hotel ..................................         20,600       404,275
 *Cinergi Pictures Entertainment .................         11,100        22,373
 *Dave & Buster's ................................         10,900       217,319
 *Equity Marketing ...............................         16,200       299,700
 *Extended Stay America ..........................         23,900       480,988
  K2..............................................          9,500       261,250
 *Mirage Resorts .................................         22,600       488,725
 *Morton's Restaurant Group ......................         16,300       275,063
 *Overseas Filmgroup .............................          5,100        23,906
 *Rio Hotel and Casino ...........................         20,500       299,813
 *Studio Plus Hotels .............................         18,150       288,131
 *Sun International Hotels .......................         10,800       394,200
 *Teardrop Golf ..................................          4,900        24,041
 *Ticketmaster Group .............................         16,800       201,600
                                                                     ----------
                                                                      4,023,159
                                                                     ----------

Emerging Growth Series
Statement of Net Assets (Continued)

                                                          NUMBER       MARKET
                                                         OF SHARES     VALUE
 COMMON STOCK (CONTINUED)
 METALS & MINING-1.03%
*Gibraltar Steel .................................         14,200    $  369,200
*Steel Dynamics ..................................         11,100       210,206
                                                                     ----------
                                                                        579,406
                                                                     ----------
 REAL ESTATE-1.00%
 Security Capital Pacific Trust...................         24,800       567,300
                                                                     ----------
                                                                        567,300
                                                                     ----------
 RETAIL-9.09%
*Alrenco .........................................         27,700       289,119
*Aviation Sales ..................................          6,800       139,400
*Charming Shoppes ................................         14,200        71,444
*DELIA*S .........................................          1,500        29,531
 Duty Free International .........................         29,600       429,200
*Eagle Hardware & Garden .........................         13,800       286,350
*Egghead .........................................         21,800       113,088
*Finish Line Class A .............................         11,600       244,325
*General Nutrition ...............................         18,600       316,200
*Hot Topic .......................................          4,600        89,700
*Meyer, (Fred) ...................................         12,200       433,100
*Neiman-Marcus Group .............................         10,700       272,850
*Petco Animal Supplies ...........................          8,900       181,338
*Piercing Pagoda .................................         10,400       249,600
 Russ Berrie .....................................         30,500       549,000
Schultz Sav-O Stores .............................         14,400       208,800
*Staples .........................................         13,350       241,134
*Vons Companies ..................................          6,600       395,175
*WET SEAL ........................................         27,900       591,131
                                                                     ----------
                                                                      5,130,485
                                                                     ----------
 TELCOMMUNICATIONS-2.89%
*ICG Communications ..............................         14,000       246,750
*PageMart Wireless ...............................          8,700        58,181
*Telco Systems ...................................         14,400       276,300
*Tele-Communications International ...............         13,800       185,438
*Teleport Communications Group ...................         16,800       512,400
*TeleSpectrum Worldwide ..........................         21,200       333,900
*TresCom International ...........................          2,400        18,300
                                                                     ----------
                                                                      1,631,269
                                                                     ----------

                                                          NUMBER       MARKET
                                                         OF SHARES     VALUE
 COMMON STOCK (CONTINUED)
 TEXTILES, APPAREL & FURNITURE-1.51%
*Cutter & Buck ...................................          1,200   $    14,175
*Cyrk ............................................         28,300       369,669
*Sport-Haley .....................................          8,800       111,100
 Wolverine World Wide ............................         12,300       356,700
                                                                     ----------
                                                                        851,644
                                                                     ----------
 TRANSPORTATION & SHIPPING-0.30%
*Midwest Express Holdings ........................          4,700       169,200
                                                                     ----------
                                                                        169,200
                                                                     ----------
 UTILITIES-1.03%
*AES China Generating Class A ....................         23,100       291,638
*York Research ...................................         30,700       287,813
                                                                     ----------
                                                                        579,451
                                                                     ----------

 MISCELLANEOUS-3.77%
*CUC INTERNATIONAL ...............................         47,960     1,139,050
*NCO Group .......................................          4,700        77,844
*NFO Research ....................................         12,300       276,750
*National Education ..............................         21,200       323,300
 Norrell..........................................         11,300       307,925
                                                                     ----------
                                                                      2,124,869
                                                                     ----------
 TOTAL COMMON STOCK (COST $36,958,416) ...........                   41,105,345
                                                                     ----------

 WARRANTS-0.01%
 LEISURE, LODGING & ENTERTAINMENT-0.01%
*Teardrop Golf ...................................          3,100         3,294
                                                                     ----------
 TOTAL WARRANTS (COST $310) ......................                        3,294
                                                                     ----------

Emerging Growth Series
Statement of Net Assets (Continued)

                                                        PRINCIPAL      MARKET
                                                          AMOUNT       VALUE
REPURCHASE AGREEMENTS-26.80%
With Chase Manhattan 6.50% 1/2/97 (dated
  12/31/96, collateralized by $4,136,000
  U.S. Treasury Notes 6.50% due 4/30/99,
  market value $4,231,404 and $1,670,000
  U.S. Treasury Notes 7.125% due 9/30/99,
  market value $1,748,938) .......................     $5,860,000    $5,860,000
With J.P. Morgan Securities 6.60% 1/2/97 (dated
  12/31/96, collateralized by $762,000
  U.S. Treasury Notes 5.50% due 4/15/00,
  market value $759,595 and $4,136,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $4,474,490) .......................      5,129,000     5,129,000

                                                        PRINCIPAL      MARKET
                                                          AMOUNT       VALUE

REPURCHASE AGREEMENTS (CONTINUED)
With PaineWebber 6.60% 1/2/97 (dated
  12/31/96, collateralized by $1,070,000
  U.S. Treasury Notes 6.75% due 5/31/99,
  market value $1,094,947 and $2,895,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $3,132,143) .......................     $4,136,000   $ 4,136,000
                                                                    -----------
TOTAL REPURCHASE AGREEMENTS
  (COST $15,125,000) .............................                   15,125,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES (COST $52,083,726)-99.66%.......    56,233,639

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.34%............       189,854
                                                                    -----------
NET ASSETS APPLICABLE TO 3,874,180 SHARES ($0.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $14.56 PER SHARE-100.00%............   $56,423,493
                                                                    ===========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.01 par value, 500,000,000 shares authorized
  to the Fund with 50,000,000 shares allocated to the Series ....   $51,437,483
Accumulated undistributed:
  Net investment income..........................................       180,621
  Net realized gain on investments...............................       655,476
  Net unrealized appreciation of investments.....................     4,149,913
                                                                     ----------
Total net assets.................................................    $56,423,49
                                                                     ==========
----------
*Non-income producing security for the year ended December 31, 1996. +Restricted Securities-Investment in securities not registered under the
 Securities Act of 1933, as amended. These securities have contractual restrictions on resale (see note 6). At December 31, 1996 these securities amounted to $281,960 or 0.50% of net assets.
 ADR--American Depository Receipt

                             See accompanying notes

Delaware Group Premium Fund, Inc.-Value Series
Statement of Net Assets
December 31, 1996
                                                           Number       Market
                                                          of Shares     Value
 COMMON STOCK-91.50%
 Aerospace & Defense-1.08%
 Thiokol .........................................          5,700   $   255,075
                                                                    -----------
                                                                        255,075
                                                                    -----------

 Automobiles & Automotive Parts-3.69%
 Arvin Industries ................................         11,600       287,100
 Clarcor .........................................         10,900       241,163
 Exide ...........................................          8,300       190,900
 Titan Wheel International .......................         12,200       155,550
                                                                    -----------
                                                                        874,713
                                                                    -----------
 Banking, Finance & Insurance-14.83%
*Americredit......................................         12,000       246,000
 Enhance Financial Services Group ................          8,600       313,900
 Everest Reinsurance Holdings ....................         10,000       287,500
*Farm Family Holdings ............................          9,200       179,400
*Financial Federal................................         14,800       247,900
 First American (Tennesse) .......................          4,600       265,650
 Horace Mann Educators ...........................          6,800       274,550
 Keystone Financial ..............................          9,150       229,894
 ONBANCorp .......................................          6,600       245,850
 PMI Group .......................................          3,800       210,425
 Penncorp Financial Group ........................          7,000       252,000
 Roosevelt Financial Group .......................         12,200       254,675
 Titan Holdings ..................................         14,935       246,428
 Union Planters ..................................          6,600       257,400
                                                                    -----------
                                                                      3,511,572
                                                                    -----------
 Buildings & Materials-0.89%
 Continental Homes Holdings ......................          9,900       210,375
                                                                    -----------
                                                                        210,375
                                                                    -----------

 Cable, Media & Publishing-3.09%
 Cadmus Communications ...........................         13,800       211,313
*Devon Group .....................................          8,200       217,300
 Standard Register ...............................          9,300       302,250
                                                                    -----------
                                                                        730,863
                                                                    -----------

                                                           Number       Market
                                                          of Shares     Value
 COMMON STOCK (Continued)
 Chemicals-3.15%
 Ferro ...........................................          7,500   $   212,813
*Scotts ..........................................         13,900       276,263
*Synthetic Industries ............................         16,000       256,000
                                                                    -----------
                                                                        745,076
                                                                    -----------
 Electronics & Electrical-8.28%
*BURR-BROWN ......................................         15,400       396,550
*Hutchinson Technology ...........................          4,300       326,800
*Kemet ...........................................         14,200       327,488
 Kuhlman .........................................         16,100       311,938
*MICRO LINEAR ....................................         39,100       339,681
*Rexel ...........................................         16,300       258,763
                                                                    -----------
                                                                      1,961,220
                                                                    -----------
 Energy-9.29%
*Belco Oil & Gas .................................          9,400       257,325
*Belden & Blake ..................................          4,450       114,031
 Cross Timbers Oil ...............................         10,600       266,325
*Energy Ventures .................................          5,500       279,813
*OFFSHORE LOGISTICS ..............................         19,200       374,400
*Pool Energy Services ............................         20,700       320,850
*Seacor Holdings .................................          1,900       119,700
*TransTexas Gas ..................................         18,100       257,925
 Valero Energy ...................................          7,300       208,963
                                                                    -----------
                                                                      2,199,332
                                                                    -----------
 Food, Beverage & Tobacco-2.54%
 DiMon ...........................................         11,500       265,938
 SCHWEITZER-MAUDUIT INTERNATIONAL ................         10,600       335,225
                                                                    -----------
                                                                        601,163
                                                                    -----------
 Healthcare & Pharmaceuticals-4.38%
*Lincare Holdings ................................          5,900       243,375
*Marquette Medical Systems Class A ...............         10,400       227,500
*Maxicare Health Plans ...........................          9,900       222,750
 Owens & Minor....................................         18,600       190,650
*Sunrise Medical .................................          9,600       152,400
                                                                    -----------
                                                                      1,036,675
                                                                    -----------
----------
Top 10 stock holdings, representing 15.4% of net assets, are in bold.

Value Series
Statement of Net Assets (Continued)

                                                           Number       Market
                                                          of Shares     Value

 COMMON STOCK (Continued)
 Industrial Machinery-11.69%
*ABC Rail Products ...............................         12,000   $   237,750
*Central Sprinkler ...............................          4,800       120,600
 Columbus McKinnon ...............................         11,600       179,075
*Global Industrial Technology ....................         11,600       256,650
 GREENFIELD INDUSTRIES ...........................         11,200       342,300
 IDEX ............................................          5,900       235,263
 Keystone International ..........................         12,000       241,500
 Regal-Beloit ....................................         12,300       241,388
*Shaw Group ......................................         11,000       257,125
 TriMas ..........................................          9,000       214,875
 Varlen ..........................................          9,764       200,772
 Watts Industries ................................         10,100       241,138
                                                                    -----------
                                                                      2,768,436
                                                                    -----------
 Leisure, Lodging & Entertainment-1.85%
*Ascent Entertainment Group ......................         13,600       214,200
*Hollywood Park ..................................         14,700       223,256
                                                                    -----------
                                                                        437,456
                                                                    -----------
 Metals & Mining-0.71%
 Century Aluminum ................................          9,800       167,825
                                                                    -----------
                                                                        167,825
                                                                    -----------
 Paper & Forest Products-3.95%
 Caraustar Industries ............................          7,400       245,125
 Chesapeake ......................................          6,600       207,075
 Glatfelter (P.H.) ...............................         12,400       223,200
 Rayonier ........................................          6,800       260,950
                                                                    -----------
                                                                        936,350
                                                                    -----------

                                                           Number       Market
                                                          of Shares     Value

 COMMON STOCK (Continued)
 Real Estate-10.21%
 CALI REALTY .....................................         11,000   $   339,625
 Duke Realty Investments .........................          6,700       257,950
 Excel Realty Trust ..............................         10,000       253,750
*Prentiss Properties Trust .......................         10,600       265,000
 Public Storage ..................................         10,600       328,600
 RECKSON ASSOCIATES REALTY .......................          8,000       338,000
 ROC Communities .................................          8,600       238,650
 STARWOOD LODGING TRUST ..........................          7,200       396,900
                                                                    -----------
                                                                      2,418,475
                                                                    -----------
 Retail-1.26%
*Waban ...........................................         11,500       299,000
                                                                    -----------
                                                                        299,000
                                                                    -----------


 Textiles, Apparel & Furniture-2.84%
 KELLWOOD ........................................         17,000       340,000
 Pillowtex .......................................         18,500       333,000
                                                                    -----------
                                                                        673,000
                                                                    -----------
 Transportation & Shipping-5.93%
 Airborne Freight ................................          9,300       217,388
*Landstar Systems ................................          9,100       209,300
*M.S. Carriers ...................................         13,400       218,588
*MESABA HOLDINGS .................................         29,400       433,650
 USFreightways ...................................         11,900       326,506
                                                                    -----------
                                                                      1,405,432
                                                                    -----------
 Utilities-1.84%
 Public Service Company of New Mexico ............         10,700       209,988
 Sierra Pacific Resources ........................          7,900       227,125
                                                                    -----------
                                                                        437,113
                                                                    -----------
  Total Common Stock (cost $18,713,491) ..........                   21,669,151
                                                                    -----------

Value Series
Statement of Net Assets (Continued)


                                                         Principal      Market
                                                           Amount       Value
REPURCHASE AGREEMENTS-8.39%
With Chase Manhattan 6.50% 1/2/97 (dated
  12/31/96, collateralized by $544,000
  U.S. Treasury Notes 6.50% due 4/30/99,
  market value $556,169 and $219,000
  U.S. Treasury Notes 7.125% due 9/30/99,
  market value $229,687) .........................       $770,000      $770,000
With J.P. Morgan Securities 6.60% 1/2/97 (dated
  12/31/96, collateralized by $543,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $587,798 and $100,000
  U.S. Treasury Notes 5.50% due 4/15/00,
  market value $100,004) .........................        674,000       674,000


                                                         Principal      Market
                                                           Amount       Value

REPURCHASE AGREEMENTS (Continued)
With PaineWebber 6.60% 1/2/97 (dated
  12/31/96, collateralized by $141,000
  U.S. Treasury Notes 6.75% due 5/31/99,
  market value $143,889 and $380,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $411,476) .........................       $543,000    $  543,000
                                                                     ----------
Total Repurchase Agreements
  (cost $1,987,000) ..............................                    1,987,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES-99.89% (COST $20,700,491).......    23,656,151

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.11%............        26,589
                                                                    -----------
NET ASSETS APPLICABLE TO 1,633,487 SHARES ($0.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $14.50 PER SHARE-100.00%............   $23,682,740
                                                                    ===========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.01 par value, 500,000,000 shares authorized
  to the Fund with 50,000,000 shares allocated to the Series ....   $18,860,049
Accumulated undistributed:
  Net investment income..........................................       200,162
  Net realized gain on investments...............................     1,666,869
  Net unrealized appreciation of investments.....................     2,955,660
                                                                    -----------
Total net assets.................................................   $23,682,740
                                                                    ===========
----------
*Non-income producing security for the year ended December 31, 1996.

                             See accompanying notes
46

Delaware Group Premium Fund, Inc.-Global Bond Series
Statement of Net Assets
December 31, 1996


                                                                         MARKET
                                                          PRINCIPAL      VALUE
                                                           AMOUNT*      (U.S. $)
BONDS-87.23%
AUSTRALIA-11.97%
Australian Government 6.25% 3/15/99 .............. Aus  $ 600,000       475,308
Australian Government 9.50% 8/15/03 ..............        100,000        88,972
Australian Government 10.00% 2/15/06 .............        100,000        93,095
Banque National De Paris 9.00% 8/13/02 ...........        250,000       212,126
New South Wales International 7.00% 4/1/04 .......        150,000       116,487
Queensland Treasury-Global 8.00% 5/14/03 .........        180,000       148,009
                                                                     ----------
                                                                      1,133,997
                                                                     ----------

CANADA-7.71%
Autobahn Schnell 8.50% 3/3/03 ....................   C  $  60,000        49,270
Export-Import Bank of Japan 7.75% 10/8/02 ........        160,000       127,084
General Electric Capital of Canada
  7.125% 2/12/04 .................................        100,000        76,600
Government of Canada 9.00% 12/1/04 ...............        100,000        85,778
Government of Canada 10.25% 3/15/14 ..............        100,000        97,401
KFW International Finance 6.50% 12/28/01 .........         60,000        45,468
Kingdom of Norway 8.375% 1/27/03 .................        200,000       163,141
Ontario Hydro 10.00% 3/19/01 .....................        100,000        85,674
                                                                     ----------
                                                                        730,416
                                                                     ----------
DENMARK-10.21%
Danish Government 8.00% 5/15/03 ..................   Dk   800,000       150,337
Kingdom of Denmark 8.00% 11/15/01 ................      2,950,000       555,518
Kingdom of Denmark 8.00% 3/15/06 .................      1,400,000       261,260
                                                                     ----------
                                                                        967,115
                                                                     ----------
GERMANY-12.58%
Baden Wurt L-Finance NV 6.63% 8/20/03 ............  Dem   250,000       171,966
Bundesrepblik Deutscheland 8.375% 5/21/01 ........        350,000       260,217
Deut Pfandbriefe Hypobk Bank
  5.625% 2/7/03 ..................................        500,000       329,332
European Bank Reconstruction &
Development 4.875% 2/28/01 .......................        500,000       327,060
International Bank Reconstruction &
  Development 6.125% 9/27/02 .....................        150,000       102,596
                                                                     ----------
                                                                      1,191,171
                                                                     ----------

                                                                         MARKET
                                                        PRINCIPAL        VALUE
                                                         AMOUNT*        (U.S. $)
BONDS (CONTINUED)
NEW ZEALAND-5.83%
Government of New Zealand 8.00% 2/15/01 .......... NZ  $  250,000   $   182,649
Government of New Zealand 8.00% 4/15/04 ..........        500,000       369,077
                                                                     ----------
                                                                        551,726
                                                                     ----------


SPAIN-7.19%
DSL Finance NV Amsterdam 7.875% 2/10/04 .......... Sp  20,000,000       165,140
Spanish Government 8.30% 12/15/98 ................     50,000,000       403,264
Spanish Government 11.30% 1/15/02 ................     12,000,000       112,711
                                                                     ----------
                                                                        681,115
                                                                     ----------
SWEDEN-5.86%
Swedish Government 9.00% 4/20/09 ................. Sk     300,000        51,550
Swedish Government 10.25% 5/5/03 .................      2,300,000       408,949
Swedish Government 13.00% 6/15/01 ................        500,000        94,186
                                                                     ----------
                                                                        554,685
                                                                     ----------

UNITED KINGDOM-11.19%
Abbey National Treasury 8.00% 4/2/03 ............. Gbp     50,000        86,642
Barclays Bank 6.50% 2/16/04 ......................         30,000        47,971
Depfa Finance 7.125% 11/11/03 ....................        100,000       165,256
Glaxo Wellcome 8.75% 12/1/05 .....................         80,000       143,422
Powergen 8.50% 7/3/06 ............................        100,000       173,605
Smithkline Beecham Nts 8.375% 12/29/00 ...........        150,000       263,297
UK Conversion S47 Stock Guilt
  9.00% 3/3/00 ...................................        100,000       180,241
                                                                     ----------
                                                                      1,060,434
                                                                     ----------
UNITED STATES-14.69%
U.S. Treasury Notes 5.625% 11/30/98 ..............    $   400,000       398,296
U.S. Treasury Notes 6.125% 7/31/00 ...............        150,000       150,110
U.S. Treasury Notes 7.50% 11/15/01 ...............        800,000       842,703
                                                                     ----------
                                                                      1,391,109
                                                                     ----------
TOTAL BONDS (COST $8,008,272) ....................                    8,261,768
                                                                     ----------

Global Bond Series
Statement of Net Assets (Continued)

                                                                         MARKET
                                                          PRINCIPAL      VALUE
                                                           AMOUNT*      (U.S. $)
REPURCHASE AGREEMENTS-5.37%
With Chase Manhattan 6.50% 1/2/97 (dated
  12/31/96, collateralized by $56,000
  U.S. Treasury Notes 7.125% due 9/30/99,
  market value $58,739 and $139,000
  U.S. Treasury Notes 6.50% due 4/30/99,
  market value $142,119) .........................       $197,000      $197,000
With J.P. Morgan Securities 6.60% 1/2/97 (dated
  12/31/96, collateralized by $139,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $150,284 and $26,000
  U.S. Treasury Notes 5.50% due 4/15/00,
  market value $25,512) ..........................        172,000       172,000

                                                                         MARKET
                                                          PRINCIPAL      VALUE
                                                           AMOUNT*      (U.S. $)
REPURCHASE AGREEMENTS (CONTINUED)
With PaineWebber 6.60% 1/2/97 (dated
  12/31/96, collateralized by $36,000
  U.S. Treasury Notes 6.75% due 5/31/99,
  market value $36,776 and $97,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $105,199) .........................       $139,000    $  139,000
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS
  (COST $508,000) ................................                      508,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES (COST $8,516,272)-92.60%........     8,769,768

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-7.40%............       701,050
                                                                     ----------
NET ASSETS APPLICABLE TO 864,446 SHARES ($.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $10.96 PER SHARE-100.00%............    $9,470,818
                                                                     ==========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.01 par value, 500,000,000 shares authorized to
  the Fund with 50,000,000 shares allocated to the Series .......    $9,010,816
Accumulated undistributed:
  Net investment income**........................................       111,532
  Net realized gain on investments**.............................        83,703
  Net unrealized appreciation of investments and foreign
    currencies...................................................       264,767
                                                                     ----------
Total net assets.................................................    $9,470,818
                                                                     ==========

----------
*Principal amount is stated in the currency in which each bond is denominated.

 Aus$--Australian Dollars     Sp--Spanish Peseta
   C$--Canadian Dollars       Sk--Swedish Kroner
   Dk--Danish Kroner         Gbp--British Pounds
  Dem--German Marks            $--U.S. Dollars
  NZ$--New Zealand Dollars
**Accumulated net investment income includes net realized gains on foreign currencies. Net realized gains on foreign currencies are included as a component of net investment income in accordance with provisions of the Internal Revenue Code.

                             See accompanying notes

Delaware Group Premium Fund, Inc.
Statements of Assets and Liabilities
December 31, 1996



                                          EQUITY/         HIGH           CAPITAL       MULTIPLE          MONEY
                                          INCOME         YIELD          RESERVES       STRATEGY          MARKET          GROWTH
                                          SERIES         SERIES          SERIES         SERIES           SERIES          SERIES
                                      ------------     -----------     -----------     -----------     -----------     -----------
ASSETS:
Investments at market .............   $171,547,771     $66,048,735     $28,033,036     $76,712,741     $26,611,388     $79,369,197
Dividends and interest receivable .        398,518       1,499,828         283,877         339,758          67,942          17,942
Receivable for Fund shares sold ...         73,533         257,328              74           --              --              --
Receivable for investment
  securities sold .................        120,033           --              5,610           3,614           --            808,805
Cash and foreign currencies .......         15,710          10,684            --             7,942             244         164,017
Other assets.........                        1,950           --               --              --             --              1,368
                                      ------------     -----------     -----------     -----------     -----------     -----------
  Total assets ....................    172,157,515      67,816,575      28,322,597      77,064,055      26,679,574      80,361,329
                                      ------------     -----------     -----------     -----------     -----------     -----------

LIABILITIES:
Payable for investment securities
  purchased .......................      5,355,926         104,187         326,122       1,554,286           --            367,822
Payable for Fund shares repurchased         64,565           1,653         116,141          72,633         179,876          34,508
Other accounts payable and accrued
  expenses.........................         90,447          46,058         112,721          35,029          21,144          58,523
                                      ------------     -----------     -----------     -----------     -----------     -----------
  Total liabilities ...............      5,510,938         151,898         554,984       1,661,948         201,020         460,853
                                      ------------     -----------     -----------     -----------     -----------     -----------
NET ASSETS.........................   $166,646,577     $67,664,677     $27,767,613     $75,402,107     $26,478,554     $79,900,476
                                      ============     ===========     ===========     ===========     ===========     ===========
Shares outstanding ................     10,426,800       7,379,775       2,864,716       4,532,563       2,647,855       5,029,575
                                      ============     ===========     ===========     ===========     ===========     ===========
Net asset value ...................   $      15.98     $      9.17     $      9.69     $     16.64     $     10.00     $     15.89
                                      ============     ===========     ===========     ===========     ===========     ===========

                               (RESTUBBED TABLE)




                                          INTERNATIONAL     EMERGING                       GLOBAL
                                             EQUITY          GROWTH          VALUE          BOND
                                             SERIES          SERIES          SERIES        SERIES
                                         ------------     -----------     -----------     ----------
ASSETS:
Investments at market .............      $130,758,688     $56,233,639     $23,656,151     $8,769,768
Dividends and interest receivable .           642,742           5,401          30,697        228,248
Receivable for Fund shares sold ...             --            101,738             762         40,558
Receivable for investment
  securities sold .................             --            272,767          10,438           --
Cash and foreign currencies .......         1,130,427          40,993          14,511        446,952
Other assets.........                         535,137              16            --           11,552
                                         ------------     -----------     -----------     ----------
  Total assets ....................       133,066,994      56,654,554      23,712,559      9,497,078
                                         ------------     -----------     -----------     ----------

LIABILITIES:
Payable for investment securities
  purchased .......................         1,330,815         151,841          --              --
Payable for Fund shares repurchased           196,249          20,207             345            568
Other accounts payable and accrued
  expenses.........................           112,213          59,013          29,474         25,692
                                         ------------     -----------     -----------     ----------
  Total liabilities ...............         1,639,277         231,061          29,819         26,260
                                         ------------     -----------     -----------     ----------
NET ASSETS.........................      $131,427,717     $56,423,493     $23,682,740     $9,470,818
                                         ============     ===========     ===========     ==========
Shares outstanding ................         8,696,840       3,874,180       1,633,487        864,446
                                         ============     ===========     ===========     ==========
Net asset value ...................      $      15.11     $     14.56     $     14.50     $    10.96
                                         ============     ===========     ===========     ==========

Delaware Group Premium Fund, Inc.
Statement of Operations

                                                                          YEAR ENDED 12/31/96

                                          EQUITY/         HIGH           CAPITAL       MULTIPLE          MONEY
                                          INCOME         YIELD          RESERVES       STRATEGY          MARKET          GROWTH
                                          SERIES         SERIES          SERIES         SERIES           SERIES          SERIES
                                      ------------     -----------     -----------     -----------     -----------     -----------
INVESTMENT INCOME:
Interest (net of $767 foreign tax
  withheld for the Global Bond
  Series) .........................      $  169,527     $5,930,021      $1,970,295      $ 1,763,714      $1,210,520      $  335,492
Dividends (net of $336,715 foreign
  tax withheld for the
  International Equity Series) ....       4,094,834         45,043           --           1,087,267            --           132,136
                                         ----------     ----------      ----------      -----------      ----------      ----------
                                          4,264,361      5,975,064       1,970,295        2,850,981       1,210,520         467,628
                                         ----------     ----------      ----------      -----------      ----------      ----------
EXPENSES:
Management fees....................         765,301        348,693         164,296          402,509         110,155         505,739
Dividend disbursing and transfer
  agent fees and expenses .........          12,166          4,875           2,551            4,609           1,972           5,342
Custodian fees ....................           6,986          5,578           5,747            9,282           2,877           5,401
Professional fees .................           2,896          6,133           6,488            7,464           5,260           5,717
Accounting fees and salaries ......          35,398         18,238           8,069           16,472           6,669          20,034
Taxes other than income ...........          10,995          8,002           3,639            4,741           2,277           2,338
Directors' fees ...................           2,226          1,545           1,253            1,634           1,229           1,654
Registration fees .................          10,400          1,750             446            1,089             957             459
Reports to shareholders ...........           1,200          3,100           2,236              760           2,605           1,435
Other .............................          10,992          7,993           2,746            6,131           2,552           5,606
                                         ----------     ----------      ----------      -----------      ----------      ----------
                                            858,560        405,907         197,471          454,691         136,553         553,725
Less expenses absorbed by Delaware
  Management Company, Inc. or
  Delaware International Advisers
  Ltd. ............................            --             --              --               --              --           (14,335)
                                         ----------     ----------      ----------      -----------      ----------      ----------
                                            858,560        405,907         197,471          454,691         136,553         539,390
                                         ----------     ----------      ----------      -----------      ----------      ----------
NET INVESTMENT INCOME (LOSS) ......       3,405,801      5,569,157       1,772,824        2,396,290       1,073,967         (71,762)
                                         ----------     ----------      ----------      -----------      ----------      ----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investment transactions .........      14,743,863        684,792        (292,042)       4,893,415           --          4,627,563
  Foreign currencies ..............           --             --              --               --              --              --
                                         ----------     ----------      ----------      -----------      ----------      ----------
Net realized gain (loss) ..........      14,743,863        684,792        (292,042)       4,893,415           --          4,627,563
                                         ----------     ----------      ----------      -----------      ----------      ----------
Net unrealized appreciation
  (depreciation) of investments and
  foreign currencies during the
  period ..........................       6,445,954        953,156        (383,633)       2,885,535           --          3,704,225
                                         ----------     ----------      ----------      -----------      ----------      ----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES ..........      21,189,817      1,637,948        (675,675)       7,778,950           --          8,331,788
                                         ----------     ----------      ----------      -----------      ----------      ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS ......................     $24,595,618     $7,207,105      $1,097,149      $10,175,240      $1,073,967      $8,260,026
                                        ===========     ==========      ==========      ===========      ==========      ==========

                               (RESTUBBED TABLE)

                                                                                           5/2/96+
                                                                                             to
                                                                                          12/31/96
                                          INTERNATIONAL     EMERGING                       GLOBAL
                                             EQUITY          GROWTH          VALUE          BOND
                                             SERIES          SERIES          SERIES        SERIES
                                         ------------     -----------     -----------     ----------
INVESTMENT INCOME:
Interest (net of $767 foreign tax
  withheld for the Global Bond
  Series) .........................      $   391,569       $  313,916     $    69,542      $259,357
Dividends (net of $336,715 foreign
  tax withheld for the
  International Equity Series) ....        3,190,237          134,603         255,415          --
                                         -----------       ----------     -----------      --------
                                           3,581,806          448,519         324,957       259,357
                                         -----------       ----------     -----------      --------
EXPENSES:
Management fees....................          768,150          247,520         117,000        26,503
Dividend disbursing and transfer
  agent fees and expenses .........            9,875            2,362           1,453           291
Custodian fees ....................           79,065           16,949           8,343         5,950
Professional fees .................            9,489            5,035           9,007         4,830
Accounting fees and salaries ......           30,564            9,920           4,640         1,067
Taxes other than income ...........            6,706            2,818           2,313           302
Directors' fees ...................            1,999            1,339           1,145           581
Registration fees .................           10,310           11,833           2,378         1,180
Reports to shareholders ...........            4,950            3,756           5,300           920
Other .............................           14,926            3,347           2,167           453
                                         -----------       ----------     -----------      --------
                                             936,034          304,879         153,746        42,077
Less expenses absorbed by Delaware
  Management Company, Inc. or
  Delaware International Advisers
  Ltd. ............................         (117,758)         (42,019)        (29,313)      (13,906)
                                         -----------       ----------     -----------      --------
                                             818,276          262,860         124,433        28,171
                                         -----------       ----------     -----------      --------
NET INVESTMENT INCOME (LOSS) ......        2,763,530          185,659         200,524       231,186
                                         -----------       ----------     -----------      --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investment transactions .........         (522,832)         661,923       1,671,257        83,703
  Foreign currencies ..............        2,083,662             --               (14)         (173)
                                         -----------       ----------     -----------      --------
Net realized gain (loss) ..........        1,560,830          661,923       1,671,243        83,530
                                         -----------       ----------     -----------      --------
Net unrealized appreciation
  (depreciation) of investments and
  foreign currencies during the
  period ..........................       14,667,391        1,635,650       1,737,511       264,767
                                         -----------       ----------     -----------      --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES ..........       16,228,221        2,297,573       3,408,754       348,297
                                         -----------       ----------     -----------      --------
NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS ......................      $18,991,751       $2,483,232      $3,609,278      $579,483
                                         ===========       ==========      ==========      ========

----------
+Date of initial public offering.

                             See accompanying notes
50

Delaware Group Premium Fund, Inc.
Statements of Changes in Net Assets


                                                                          YEAR ENDED 12/31/96

                                          EQUITY/         HIGH           CAPITAL       MULTIPLE          MONEY
                                          INCOME         YIELD          RESERVES        STRATEGY          MARKET          GROWTH
                                          SERIES         SERIES          SERIES         SERIES           SERIES          SERIES
                                      ------------     -----------     -----------     -----------     -----------     -----------
OPERATIONS:
Net investment income (loss) ......   $  3,405,801      $ 5,569,157    $ 1,772,824     $ 2,396,290     $ 1,073,967     $    (71,762)
Net realized gain (loss) on
  investments and foreign
  currencies ......................     14,743,863          684,792       (292,042)      4,893,415            --          4,627,563
Net unrealized appreciation
  (depreciation) of investments
  and foreign currencies during
  the period ......................      6,445,954          953,156       (383,633)      2,885,535            --          3,704,225
                                      ------------      -----------    -----------     -----------     -----------     ------------
Net increase in net assets
  resulting from operations .......     24,595,618        7,207,105      1,097,149      10,175,240       1,073,967        8,260,026
                                      ------------      -----------    -----------     -----------     -----------     ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income .............     (3,496,319)      (5,569,157)    (1,772,356)     (2,087,278)     (1,073,967)        (270,847)
Net realized gain from
  security transactions ...........     (8,895,014)           --             --         (2,685,289)           --         (4,585,059)
                                      ------------      -----------    -----------     -----------     -----------     ------------
                                       (12,391,333)      (5,569,157)    (1,772,356)     (4,772,567)     (1,073,967)      (4,855,906)
                                      ------------      -----------    -----------     -----------     -----------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .........     52,083,570       17,364,098      5,108,430      10,105,572      57,526,653       24,165,659
Net asset value of shares issued
  upon reinvestment of dividends
  from net investment income ......      3,496,319        5,569,157      1,772,356       2,087,278       1,073,758          270,847
Net asset value of shares issued
  upon reinvestment of distributions
  from net realized gain from
  security transactions ...........      8,895,014             --             --         2,685,289            --          4,585,059
                                      ------------      -----------    -----------     -----------     -----------     ------------
                                        64,474,903       22,933,255      6,880,786      14,878,139      58,600,411       29,021,565
Cost of shares repurchased ........    (19,036,067)     (13,511,480)    (6,372,705)     (8,093,881)    (48,460,039)     (10,647,798)
                                      ------------      -----------    -----------     -----------     -----------     ------------
Increase in net assets derived
  from capital share transactions .     45,438,836        9,421,775        508,081       6,784,258      10,140,372       18,373,767
                                      ------------      -----------    -----------     -----------     -----------     ------------
NET INCREASE (DECREASE) IN
  NET ASSETS ......................     57,643,121       11,059,723       (167,126)     12,186,931      10,140,372       21,777,887
                                      ------------      -----------    -----------     -----------     -----------     ------------
NET ASSETS:
Beginning of period ...............    109,003,456       56,604,954     27,934,739      63,215,176      16,338,182       58,122,589
                                      ------------      -----------    -----------     -----------     -----------     ------------
End of period .....................   $166,646,577      $67,664,677    $27,767,613     $75,402,107     $26,478,554      $79,900,476
                                      ============      ===========    ===========     ===========     ===========      ===========
Undistributed net investment
  income ..........................   $    761,574            --       $       468     $ 1,854,573          --               --
                                      ============      ===========    ===========     ===========     ===========      ===========

                               (RESTUBED TABLE)


                                                                                          5/2/96+
                                                                                             to
                                                                                          12/31/96
                                          INTERNATIONAL     EMERGIN                        GLOBAL
                                             EQUITY          GROWTH          VALUE          BOND
                                             SERIES          SERIES          SERIES        SERIES
                                         ------------     -----------     -----------     ----------
OPERATIONS:
Net investment income (loss) ......      $  2,763,530     $  185,659     $  200,524       $  231,186
Net realized gain (loss) on
  investments and foreign
  currencies ......................         1,560,830        661,923      1,671,243           83,530
Net unrealized appreciation
  (depreciation) of investments
  and foreign currencies during
  the period ......................        14,667,391      1,635,650      1,737,511          264,767
                                         ------------     ----------    -----------       ----------
Net increase in net assets
  resulting from operations .......        18,991,751      2,483,232      3,609,278          579,483
                                         ------------     ----------    -----------       ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income .............        (2,695,399)      (131,779)      (182,035)        (119,481)
Net realized gain from
  security transactions ...........          (725,191)    (1,171,368)      (455,088)           --
                                         ------------     ----------    -----------       ----------
                                           (3,420,590)    (1,303,147)      (637,123)        (119,481)
                                         ------------     ----------    -----------       ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .........        37,727,987     49,046,522     10,317,936        9,137,415
Net asset value of shares issued
  upon reinvestment of dividends
  from net investment income ......         2,695,399        131,779        182,035          119,481
Net asset value of shares issued
  upon reinvestment of distributions
  from net realized gain from
  security transactions ...........           725,191      1,171,368        455,088            --
                                         ------------     ----------    -----------       ----------
                                           41,148,577     50,349,669     10,955,059        9,256,896
Cost of shares repurchased ........        (6,840,060)   (15,615,925)    (2,173,784)        (246,080)
                                         ------------     ----------    -----------       ----------
Increase in net assets derived
  from capital share transactions .        34,308,517     34,733,744      8,781,275        9,010,816
                                         ------------     ----------    -----------       ----------
NET INCREASE (DECREASE) IN
  NET ASSETS ......................        49,879,678     35,913,829     11,753,430        9,470,818
                                         ------------     ----------    -----------       ----------
NET ASSETS:
Beginning of period ...............        81,548,039     20,509,664     11,929,310            --
                                         ------------     ----------    -----------       ----------

End of period .....................      $131,427,717    $56,423,493    $23,682,740       $9,470,818
                                         ============    ===========    ===========       ===========
Undistributed net investment
  income ..........................      $  4,557,033    $   180,621    $   200,162       $   111,532
                                         ============    ===========    ===========       ===========

----------
+Date of initial public offering.

                             See accompanying notes

Delaware Group Premium Fund, Inc.
Statements of Changes in Net Assets (Continued)


                                                                          YEAR ENDED 12/31/95
                                          EQUITY         /HIGH           CAPITAL       MULTIPLE          MONEY
                                          INCOME         YIELD          RESERVES       STRATEGY          MARKET          GROWTH
                                          SERIES         SERIES          SERIES         SERIES           SERIES          SERIES
                                      ------------     -----------     -----------     -----------     -----------     -----------
OPERATIONS:
Net investment income..............  $  2,891,895     $ 5,151,433      $ 1,758,878      $ 2,067,136     $ 1,019,964     $   290,316
Net realized gain (loss) on
  investments and foreign
  currencies ......................     8,991,108      (2,216,446)         135,624        3,430,187           --          4,648,144
Net unrealized appreciation of
  investments and foreign
  currencies during the period ....    15,300,401       4,534,509        1,589,424        7,556,374           --          7,352,687
                                     ------------     -----------      -----------      -----------     -----------     -----------
Net increase in net assets
  resulting from operations........    27,183,404       7,469,496        3,483,926       13,053,697       1,019,964      12,291,147
                                     ------------     -----------      -----------      -----------     -----------     -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income .............    (2,866,310)     (5,151,209)      (1,758,878)      (1,726,534)     (1,019,964)       (249,375)
Net realized gain from security
  transactions ....................    (1,335,871)          --              --               --                --             --
                                     ------------     -----------      -----------      -----------     -----------     -----------
                                       (4,202,181)     (5,151,209)      (1,758,878)      (1,726,534)     (1,019,964)       (249,375)
                                     ------------     -----------      -----------      -----------     -----------     -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .........    20,442,574      14,846,158        3,683,164        8,013,382      33,835,327      13,930,551
Net asset value of shares issued
  upon reinvestment of dividends
  from net investment income ......     2,866,310       5,150,169        1,759,031        1,726,534       1,019,729         249,375
Net asset value of shares issued
  upon reinvestment of distributions
  from net realized gain from
  security transactions ...........     1,335,871          --                --               --             --                --
                                     ------------     -----------      -----------      -----------     -----------     -----------
                                       24,644,755      19,996,327        5,442,195        9,739,916      34,855,056      14,179,926
Cost of shares repurchased ........   (11,347,305)     (9,395,328)      (5,207,601)      (5,582,634)    (38,641,425)     (7,443,317)
                                     ------------     -----------      -----------      -----------     -----------     -----------
Increase (decrease) in net assets
  derived from capital share
  transactions ....................    13,297,450      10,600,999          234,594        4,157,282      (3,786,369)      6,736,609
                                     ------------     -----------      -----------      -----------     -----------     -----------
NET INCREASE (DECREASE) IN
  NET ASSETS ......................    36,278,673      12,919,286        1,959,642       15,484,445      (3,786,369)     18,778,381

NET ASSETS:
Beginning of period ...............    72,724,783      43,685,668       25,975,097       47,730,731      20,124,551      39,344,208
                                     ------------     -----------      -----------      -----------     -----------     -----------
End of period......................  $109,003,456     $56,604,954      $27,934,739      $63,215,176     $16,338,182     $58,122,589
                                     ============     ===========      ===========      ===========     ===========     ===========
Undistributed net investment
  income ..........................  $    852,092           --               --         $ 1,545,561            --       $   266,670
                                     ============     ===========      ===========      ===========     ===========     ===========


                               (RESTUBBED TABLE)

                                          INTERNATIONAL         EMERGING
                                             EQUITY              GROWTH            VALUE
                                             SERIES              SERIES            SERIES
                                          -----------        ------------       ------------
OPERATIONS:
Net investment income..............       $ 2,117,429        $    128,617       $    187,274
Net realized gain (loss) on
  investments and foreign
  currencies ......................         1,204,033           1,200,003            450,233
Net unrealized appreciation of
  investments and foreign
  currencies during the period ....         5,972,496           2,501,445          1,319,759
                                          -----------        ------------       ------------
Net increase in net assets
  resulting from operations........         9,293,958           3,830,065          1,957,266
                                          -----------        ------------       ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income .............        (1,199,737)            (57,059)           (94,859)
Net realized gain from security
  transactions ....................          (449,901)              --               (44,268)
                                          -----------        ------------       ------------
                                           (1,649,638)            (57,059)          (139,127)
                                          -----------        ------------       ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .........        22,650,087          13,704,620          4,512,315
Net asset value of shares issued
  upon reinvestment of dividends
  from net investment income ......         1,199,737              57,059             94,859
Net asset value of shares issued
  upon reinvestment of distributions
  from net realized gain from
  security transactions ...........           449,901                --               44,268
                                          -----------        ------------       ------------
                                           24,299,725          13,761,679          4,651,442
Cost of shares repurchased ........        (8,045,244)         (4,111,780)          (831,456)
                                          -----------        ------------       ------------
Increase (decrease) in net assets
  derived from capital share
  transactions ....................        16,254,481           9,649,899          3,819,986
                                          -----------        ------------       ------------
NET INCREASE (DECREASE) IN
  NET ASSETS ......................        23,898,801          13,422,905          5,638,125

NET ASSETS:
Beginning of period ...............        57,649,238           7,086,759          6,291,185
                                          -----------        ------------       ------------
End of period......................       $81,548,039         $20,509,664        $11,929,310
                                          ===========         ===========       ============
Undistributed net investment
  income ..........................       $ 2,405,240         $   126,741        $   181,687
                                          ===========         ===========       ============

                             See accompanying notes
52

Delaware Group Premium Fund, Inc.
Notes to Financial Statements
December 31, 1996

Delaware Group Premium Fund, Inc. (the "Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation and offers ten series: the Equity/Income Series, the High Yield Series, the Capital Reserves Series, the Multiple Strategy Series, the Money Market Series, the Growth Series, the International Equity Series, the Emerging Growth Series, the Value Series and the Global Bond Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

SECURITY VALUATION--Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and are believed to reflect the fair value of such securities. Securities listed on a foreign exchange are valued at the last quoted sale price before the time when the Fund is valued. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

FEDERAL INCOME TAXES--Each Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made.

REPURCHASE AGREEMENTS--Each Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

FOREIGN CURRENCIES--The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 pm EST. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities. Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, gain or loss on currency held, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in exchange rates.

OTHER--Expenses common to all "Funds" within the Delaware Group of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The High Yield Series, the Capital Reserves Series and the Money Market Series declare dividends daily from net investment income and pay such dividends monthly.

Certain fund expenses are paid directly by brokers. The amount of these expenses was less than 0.01% of each Series' average net assets.

2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. ("DMC"), the investment manager of each Series except the International Equity Series and the Global Bond Series, and Delaware International Advisers Ltd. ("DIAL"), the investment manager of the International Equity Series and the Global Bond Series, a fee which is calculated on the average daily net assets of each Series, at an annual rate less fees paid to the unaffiliated directors for the Equity/Income Series, the High Yield Series, the Capital Reserves Series, the Multiple Strategy Series, the Money Market Series, the Growth Series and the International Equity Series. The management fee for the Emerging Growth Series, the Value Series, and the Global Bond Series are calculated daily on the net assets of each Series at an annual rate without consideration of amounts paid to unaffiliated directors. The management fee rates are as follows:


                                                                                               INTER-
                                     EQUITY/   HIGH    CAPITAL    MULTIPLE  MONEY             NATIONAL  EMERGING             GLOBAL
                                     INCOME   YIELD    RESERVES   STRATEGY  MARKET   GROWTH    EQUITY    GROWTH    VALUE      BOND
                                     SERIES   SERIES    SERIES    SERIES    SERIES   SERIES    SERIES    SERIES    SERIES    SERIES
                                    -------- --------  --------  --------  -------- --------  --------  --------  --------  --------

Management fees as a percentage
   of average daily net assets
  (per annum)....................    0.60%     0.60%     0.60%     0.60%     0.50%     0.75%     0.75%     0.75%     0.75%     0.75%

DMC and DIAL have elected voluntarily to waive their fees and reimburse each Series to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.80% of average daily net assets for each Series through June 30, 1997. Total expenses absorbed by DMC and DIAL for the year ended December 31, 1996 are as follows:

Total expenses absorbed by
  DMC or DIAL ...................     --        --        --          --       --    $14,335  $117,758   $42,019   $29,313   $13,906

Certain officers of DMC and DIAL are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund. The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Funds also engaged DSC to provide accounting services for the Funds. Previously, Fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the year ended December 31, 1996, the amounts expensed for each Series are as follows:


                                                                                               INTER-
                                     EQUITY/   HIGH    CAPITAL    MULTIPLE  MONEY             NATIONAL  EMERGING             GLOBAL
                                     INCOME   YIELD    RESERVES   STRATEGY  MARKET   GROWTH    EQUITY    GROWTH    VALUE      BOND
                                     SERIES   SERIES    SERIES    SERIES    SERIES   SERIES    SERIES    SERIES    SERIES    SERIES
                                    -------- --------  --------  --------  -------- --------  --------  --------  --------  --------
Dividend disbursing, transfer
  agent fees and
  other expenses.................    $12,166  $4,875    $2,551    $4,609    $1,972   $5,342     $  9,875  $2,362    $1,453    $291
Accounting fees..................     11,875   7,115     2,763     6,216     2,523    7,343       11,542   4,507     1,835     666

On December 31, 1996, the Fund had payables to affiliates as follows:

                                                                                               INTER-
                                     EQUITY/   HIGH    CAPITAL    MULTIPLE  MONEY             NATIONAL  EMERGING             GLOBAL
                                     INCOME   YIELD    RESERVES   STRATEGY  MARKET   GROWTH    EQUITY    GROWTH    VALUE      BOND
                                     SERIES   SERIES    SERIES    SERIES    SERIES   SERIES    SERIES    SERIES    SERIES    SERIES
                                    -------- --------  --------  --------  -------- --------  --------  --------  --------  --------

Investment management fee
  payable to DMCor DIAL .........  $55,988    $17,737   $13,934   $27,360   $10,165  $48,171   $61,571   $29,301    $13,825  $12,597
Dividend disbursing, transfer
  agent fees, accounting fees
  and other expenses payable
  to DSC ........................    3,903      1,580       676     1,804       587    1,882     3,049     1,252        531    1,490
Other expenses payable to DMC
  and its affiliates                 3,385      3,975     4,204     3,908     4,211    4,024     3,588     4,506      4,271    6,451

3. INVESTMENTS
Investment securities based on cost for federal income tax purposes at December 31, 1996 are as follows:


                             EQUITY/        HIGH          CAPITAL      MULTIPLE       MONEY
                             INCOME         YIELD         RESERVES     STRATEGY       MARKET        GROWTH
                             SERIES        SERIES         SERIES        SERIES        SERIES        SERIES
                            --------      --------       --------      --------      --------      --------
Costs of investments ...   150,221,873   $63,457,059   $27,818,334   $66,092,849   $26,611,388   $65,967,964
                          ============   ===========   ===========   ===========   ===========   ===========
Aggregate unrealized
    appreciation .......  $ 22,237,996   $ 2,877,691   $   308,226   $10,921,226         --      $15,827,505
Aggregate unrealized
    depreciation .......      (912,098)     (286,015)      (93,524)     (301,334)        --       (2,426,272)
                          ------------   -----------   -----------   -----------   -----------   -----------
Net unrealized
    appreciation .......  $ 21,325,898   $ 2,591,676   $   214,702   $10,619,892         --      $13,401,233
                          ============   ===========   ===========   ===========   ===========   ===========

                               (RESTUBBED TABLE)

                               INTER-
                              NATIONAL      EMERGING       GLOBAL
                               EQUITY        GROWTH         VALUE        BOND
                               SERIES        SERIES        SERIES       SERIES
                              --------       --------      --------     --------
Costs of investments ...    $111,149,841   $52,181,713   $20,700,491   $8,516,272
                             ===========   ===========   ===========   ==========
Aggregate unrealized
    appreciation .......     $23,301,821   $ 6,092,676   $ 3,213,538   $  266,316
Aggregate unrealized
    depreciation .......      (3,692,974)   (2,040,750)     (257,878)     (12,820)
                             -----------   -----------   -----------   ----------
Net unrealized
    appreciation .......     $19,608,847   $ 4,051,926   $ 2,955,660   $  253,496
                             ===========   ===========   ===========   ==========


For federal income tax purposes, the Fund had accumulated capital losses at December 31, 1996 of $3,097,083 for the High Yield Series, $1,620,842 for the Capital Reserves Series and $522,832 for the International Equity Series, which may be carried forward and applied against future capital gains. The capital loss carryover for the High Yield Series expires as follows:
2002-$880,637 and 2003-$2,216,446. The capital loss carryover for the Capital Reserves Series expires as follows: 2002-$1,328,634 and 2004-$292,208. The capital loss carryover for the International Equity Series expires in 2004.

During the year ended December 31, 1996, the Fund made purchases and sales of investment securities, other than U.S. government securities and temporary cash investments as follows:



                         EQUITY/           HIGH          CAPITAL        MULTIPLE
                         INCOME            YIELD        RESERVES        STRATEGY         GROWTH
                         SERIES           SERIES         SERIES          SERIES          SERIES
                      ------------     -----------     -----------     -----------     -----------
Purchases .........   $136,351,198     $63,925,288     $19,536,144     $52,696,784     $53,802,058
Sales..............    101,144,143      48,600,718      20,404,547      46,091,572      52,087,205

                               (RESTUBBED TABLE)





                       INTERNATIONAL     EMERGING                         GLOBAL
                          EQUITY          GROWTH          VALUE            BOND
                          SERIES          SERIES          SERIES          SERIES
                        -----------     -----------     ----------      ----------
Purchases .........     $40,949,377     $54,837,925     $19,847,542     $9,817,422
Sales..............       7,488,615      31,059,415      12,310,288      1,909,938

4. CAPITAL STOCK
Transactions in capital stock shares were as follows:



                                             EQUITY/                          HIGH                       CAPITAL
                                             INCOME                           YIELD                     RESERVES
                                             SERIES                          SERIES                      SERIES
                                     ------------------------       -------------------------     --------------------
                                            YEAR ENDED                      YEAR ENDED                 YEAR ENDED
                                     12/31/96       12/31/95        12/31/96        12/31/95      12/31/96    12/31/95
Shares sold.......................   3,486,920      1,543,303       1,940,624       1,698,338      526,966     378,909
Shares issued upon reinvestment of
  dividends from net investment
  income and distributions from
  net realized gain from security
  transactions....................     899,233        345,969         621,618         583,026      182,839     181,276
                                    ----------     ----------      ----------      ----------   ----------  ----------
                                     4,386,153      1,889,272       2,562,242       2,281,364      709,805     560,185

Shares repurchased ...............  (1,307,916)      (877,396)     (1,513,036)     (1,066,859)    (658,016)   (541,075)
                                    ----------     ----------      ----------      ----------   ----------  ----------
Net increase (decrease).             3,078,237      1,011,876       1,049,206       1,214,505       51,789      19,110
                                    ==========     ==========      ==========      ==========   ==========  ==========

                               (RESTUBBED TABLE)


                                             MULTIPLE                  MONEY
                                             STRATEGY                  MARKET
                                              SERIES                   SERIES
                                      ---------------------      -----------------------
                                             YEAR ENDED               YEAR ENDED
                                       12/31/96     12/31/95     12/31/96      12/31/95
Shares sold.......................      650,944      578,964     5,752,665     3,383,533
Shares issued upon reinvestment of
  dividends from net investment
  income and distributions from
  net realized gain from security
  transactions....................      326,621      135,116       107,376       101,973
                                     ----------   ----------    ----------    ----------
                                        977,565      714,080      5,860,041    3,485,506

Shares repurchased ...............     (524,572)    (399,695)    (4,846,004)  (3,864,143)
                                     ----------   ----------     ----------   ----------
Net increase (decrease).                452,993      314,385      1,014,037     (378,637)
                                     ==========   ==========     ==========   ==========


                                                           INTERNATIONAL            EMERGING                                GLOBAL
                                     GROWTH                   EQUITY                 GROWTH                VALUE             BOND
                                     SERIES                   SERIES                 SERIES                SERIES           SERIES
                            -----------------------  ----------------------   ---------------------   ------------------   ---------
                                                                                                                           5/2/96*
                                  YEAR ENDED               YEAR ENDED              YEAR ENDED             YEAR ENDED           TO
                            12/31/96      12/31/95    12/31/96    12/31/95     12/31/96    12/31/95   12/31/96   12/31/95  12/31/96
Shares sold............... 1,535,822     1,057,838   2,717,039    1,858,798   3,395,485    1,127,143   795,391    407,375   876,461
Shares issued upon
  reinvestment of
  dividends from net
  investment income and
  distributions from net
  realized gain from
  security  transactions..   347,595        21,169     265,574      146,765     101,808        5,605    54,501     13,885    11,182
                           ---------     ---------   ---------    ---------   ---------    --------- ---------  --------- ---------
                           1,883,417     1,079,007   2,982,613    2,005,563   3,497,293    1,132,748   849,892    421,260   887,643

Shares repurchased........  (694,724)     (585,294)   (503,590)    (654,821) (1,086,091)    (367,575) (172,909)   (76,146)  (23,197)
                           ---------     ---------   ---------    ---------   ---------    --------- ---------  --------- ---------
  Net increase (decrease). 1,188,693       493,713   2,479,023    1,350,742   2,411,202      765,173   676,983    345,114   864,446
                           =========     =========   =========    =========   =========    ========= =========  ========= =========

----------
*Date of initial public offering.

Dividends from net investment income and distributions from net realized gain from security transactions payable on January 30, 1997 to shareholders of record January 28, 1997 were as follows:


                                           EQUITY/      MULTIPLE                 INTERNATIONAL  EMERGING                  GLOBAL
                                           INCOME      STRATEGY      GROWTH         EQUITY       GROWTH      VALUE         BOND
                                           SERIES       SERIES       SERIES         SERIES       SERIES      SERIES       SERIES
                                          --------     --------     --------       --------     --------    --------     --------
Dividends per share from net investment
  income...............................   $0.070        $0.410        $--           $0.545       $0.050       $0.110      $0.130
Distributions per share from net
  realized gain from security
  transactions ........................    1.350         1.070        0.870            --         0.180        0.930       0.085

The ex-dividend date was January 29, 1997.

5. FOREIGN EXCHANGE CONTRACTS
The following foreign currency forward contracts were outstanding at December 31, 1996:

                            INTERNATIONAL EQUITY SERIES
 -------------------------------------------------------------------------
       CONTRACT TO         IN EXCHANGE          SETTLEMENT      UNREALIZED
        DELIVER                FOR                 DATE            GAIN
       -----------         -----------          ----------      ----------
   809,498 Deutsche Marks   $519,808              1/3/97          $5,536
 6,318,695 Japanese Yen       54,542              1/6/97              82
                                                                  ------
                                                                  $5,618
                                                                  ======




           CONTRACT TO          IN EXCHANGE    SETTLEMENT     UNREALIZED
            RECEIVE                 FOR           DATE           GAIN
           -----------          -----------    ----------     -----------
  72,268,250 Belgian Francs     $2,335,000       1/31/97      $ 58,173
   7,012,838 Deutsche Marks      4,669,000       1/31/97       108,663
   7,862,596 Dutch Guilders      4,669,000       1/31/97       110,098
  23,727,858 French Francs       4,669,000       1/31/97        88,528
 655,766,475 Japanese Yen        5,835,000       1/31/97       143,924
                                                             ---------
                                                              $509,386
                                                             =========




                                GLOBAL BOND SERIES
 -------------------------------------------------------------------------
         CONTRACT TO           IN EXCHANGE     SETTLEMENT     UNREALIZED
          DELIVER                  FOR            DATE           GAIN
       -----------             -----------     ----------     ----------
  1,328,567 Deutsche Marks      $877,000        2/28/97        $11,552

6. CONCENTRATION OF CREDIT RISK
The High-Yield Series may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Capital Reserves Series and the Multiple Strategy Series may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

Each Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities, if any, have been denoted in the appropriate Statement of Net Assets.

7. FINANCIAL HIGHLIGHTS
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                   EQUITY/INCOME SERIES                           HIGH YIELD SERIES
                                    ----------------------------------------------   ---------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                       YEAR ENDED DECEMBER 31,
                                       1996     1995     1994       1993      1992     1996     1995      1994    1993     1992

Net asset value, beginning
 of period ........................ $14.8300  $11.4800 $12.5100   $11.2200  $10.7500  $8.9400  $8.5400   $9.7700  $9.2900  $9.1300
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income............   0.3771    0.4155   0.4121     0.4341    0.4155   0.8532   0.8715    0.9621   0.9758   1.0224
  Net realized and unrealized gain
    (loss) from security
    transactions ...................  2.3979    3.5745  (0.4221)    1.2659    0.5045   0.2300   0.4000   (1.2300)  0.4800   0.1600
                                    --------  --------  -------    -------   -------  -------  -------   -------   ------   ------
  Total from investment
   operations......................   2.7750    3.9900  (0.0100)    1.7000    0.9200   1.0832   1.2715   (0.2679)  1.4558   1.1824
                                    --------  --------  -------    -------   -------  -------  -------   -------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment
   income .........................  (0.4200)  (0.4300) (0.4200)   (0.4100)  (0.4500) (0.8532) (0.8715)  (0.9621) (0.9758) (1.0224)
  Distributions from net realized
   gain from security transactions   (1.2050)  (0.2100) (0.6000)      none      none     none     none     none      none     none
                                    --------  --------  -------    -------   -------  -------  -------   -------   ------   ------
  Total distributions..............  (1.6250)  (0.6400) (1.0200)   (0.4100)  (0.4500) (0.8532) (0.8715)  (0.9621) (0.9758) (1.0224)
                                    --------  --------  -------    -------   -------  -------  -------   -------   ------   ------
Net asset value, end of period..... $15.9800  $14.8300 $11.4800   $12.5100  $11.2200  $9.1700   $8.9400  $8.5400  $9.7700  $9.2900
                                    ========  ======== ========   ========  ========  =======   =======  =======  =======  =======
Total return.......................    20.72%    36.12%   (0.20%)    15.45%     8.82%   12.79%    15.50%  (2.87%)   16.36%   13.44%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000's omitted) ................ $166,647  $109,003  $72,725    $65,519   $38,278  $67,665   $56,605 $43,686   $34,915  $11,311
  Ratio of expenses to average
   net assets .....................     0.67%     0.69%    0.71%      0.75%     0.79%    0.70%     0.69%   0.72%     0.80%    0.80%
  Ratio of expenses to average net
   assets prior to expense limitation   0.67%     0.69%    0.71%      0.76%     0.81%    0.70%     0.69%   0.72%     0.82%    0.94%
  Ratio of net investment income
   to average net assets ..........     2.66%     3.24%    3.63%      3.95%     3.86%    9.54%     9.87%  10.56%    10.05%   10.93%
  Ratio of net investment income
   to average net assets prior to
   expense limitation..............     2.66%     3.24%    3.63%      3.94%     3.84%    9.54%     9.87%  10.56%    10.03%   10.79%
  Portfolio turnover rate..........       81%       85%      91%        67%       72%      93%       74%     47%       43%      73%
  Average commission rate paid.....    $0.06        N/A      N/A        N/A       N/A      N/A       N/A     N/A       N/A      N/A

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                  CAPITAL RESERVES SERIES                       MULTIPLE STRATEGY SERIES
                                  ----------------------------------------------  --------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,                       YEAR ENDED DECEMBER 31,
                                    1996     1995     1994      1993      1992      1996      1995      1994      1993       1992
Net asset value, beginning
  of period ...................   $9.9300  $9.3000  $10.2600  $10.2000  $10.2300  $15.5000  $12.6800  $13.3300  $13.5500   $12.9800

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income........    0.6229   0.6431    0.6355    0.6357    0.6474    0.5303    0.5088    0.4373    0.3280     0.4572
  Net realized and unrealized
   gain (loss) from security
   transactions................   (0.2400)  0.6300   (0.9050)   0.1450    0.0600    1.7647    2.7612   (0.4473)   0.6920     1.2328
                                  -------  -------  --------  --------  --------  --------  --------  --------  --------   --------
  Total from investment
   operations..................    0.3829   1.2731   (0.2695)   0.7807    0.7074    2.2950    3.2700   (0.0100)   1.0200     1.6900
                                  -------  -------  --------  --------  --------  --------  --------  --------  --------   --------
LESS DISTRIBUTIONS:
  Dividends from net
   investment income...........   (0.6229) (0.6431)  (0.6355)  (0.6357)  (0.6474)  (0.5000)  (0.4500)  (0.3400)  (0.4600)   (1.0600)
  Distributions from net
   realized gain from security
   transactions................      none     none   (0.0550)  (0.0850)  (0.0900)  (0.6550)     none   (0.3000)  (0.7800)   (0.0600)
                                  -------  -------  --------  --------  --------  --------  --------  --------  --------   --------
  Total distributions..........   (0.6229) (0.6431)  (0.6905)  (0.7207)  (0.7374)  (1.1550)  (0.4500)  (0.6400)  (1.2400)   (1.1200)
                                  -------  -------  --------  --------  --------  --------  --------  --------  --------   --------
Net asset value, end of period.   $9.6900  $9.9300  $ 9.3000  $10.2600  $10.2000  $16.6400  $15.5000  $12.6800  $13.3300   $13.5500
                                  =======  =======  ========  ========  ========  ========  ========  ========  ========   ========
Total return...................      4.05%   14.08%    (2.68%)    7.85%     7.20%    15.91%    26.58%    (0.15%)    8.18%     13.85%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000's omitted).............   $27,768  $27,935   $25,975   $24,173    $9,790   $75,402   $63,215   $47,731   $37,235    $15,150
  Ratio of expenses to average
   net assets..................      0.72%    0.71%     0.74%     0.80%     0.80%     0.68%     0.69%     0.70%     0.80%      0.86%
  Ratio of expenses to average
   net assets prior to expense
   limitation..................      0.72%    0.71%     0.74%     0.85%     0.98%     0.68%    0.69%      0.70%     0.89%      0.94%
  Ratio of net investment
   income to average net assets      6.43%    6.64%     6.57%     6.20%     6.39%     3.56%    3.75%      3.71%     3.33%      3.60%
  Ratio of net investment income
   to average net assets prior
   to expense limitation.......      6.43%    6.64%     6.57%     6.15%     6.21%     3.56%    3.75%      3.71%     3.24%      3.52%
  Portfolio turnover rate......       122%     145%      219%      198%      241%       92%     106%       140%      162%       202%
  Average commission rate paid.        N/A      N/A       N/A       N/A       N/A    $0.06       N/A        N/A       N/A        N/A

Selected data for each share of the Series outstanding throughout each period were as follows:

                                              MONEY MARKET SERIES                                    GROWTH SERIES
                                 ----------------------------------------------    -------------------------------------------------
                                             YEAR ENDED DECEMBER 31,                            YEAR ENDED DECEMBER 31,
                                    1996     1995      1994      1993      1992      1996      1995      1994      1993       1992
Net asset value, beginning
  of period....................  $10.0000  $10.0000  $10.0000  $10.0000  $10.0000  $15.1300  $11.7500  $12.2400  $11.1200  $11.0300

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss).    0.4824    0.5349    0.3614    0.2451    0.3202   (0.0145)   0.0720    0.0694    0.0558    0.0225
  Net realized and unrealized
   gain (loss) from security
   transactions ...............      none      none      none      none      none    2.0295    3.3780   (0.4994)   1.2142    0.1975
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total from investment
   operations..................    0.4824    0.5349    0.3614    0.2451    0.3202    2.0150    3.4500   (0.4300)   1.2700    0.2200
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
  Dividends from net investment
   income......................   (0.4824)  (0.5349)  (0.3614)  (0.2451)  (0.3202)  (0.0700)  (0.0700)  (0.0600)  (0.0200)  (0.0100)
  Distributions from net
   realized gain from security
   transactions................      none      none      none      none      none   (1.1850)     none      none   (0.1300)  (0.1200)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total distributions..........   (0.4824)  (0.5349)  (0.3614)  (0.2451)  (0.3202)  (1.2550)  (0.0700)  (0.0600)  (0.1500)  (0.1300)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of period.  $10.0000  $10.0000  $10.0000  $10.0000  $10.0000  $15.8900  $15.1300  $11.7500  $12.2400  $11.1200
                                 ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

Total return...................      4.93%     5.48%     3.68%     2.48%     3.25%    14.46%    29.53%    (3.54%)   11.56%     1.99%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000's omitted).............   $26,479   $16,338   $20,125   $10,245    $7,774   $79,900   $58,123   $39,344   $33,180   $14,251
  Ratio of expenses to average
    net assets.................      0.61%     0.62%     0.66%     0.80%     0.80%     0.80%     0.80%     0.80%     0.80%     0.98%
  Ratio of expenses to average
    net assets prior to expense
    limitation.................      0.61%     0.62%     0.66%     0.86%     0.85%     0.82%     0.85%     0.88%     1.00%     1.25%
  Ratio of net investment income
    (loss) to average net assets     4.82%     5.35%     3.79%     2.44%     3.21%    (0.11%)    0.61%     0.64%     0.67%     0.28%
  Ratio of net investment income
    (loss) to average net assets
     prior to expense limitation     4.82%     5.35%     3.79%     2.38%     3.16%    (0.13%)    0.56%     0.56%     0.47%     0.01%
  Portfolio turnover rate..........    --        --        --        --        --        85%       73%       43%       57%       52%
  Average commission rate paid.....    N/A       N/A       N/A       N/A       N/A    $0.06        N/A       N/A       N/A       N/A

Selected data for each share of the Series outstanding throughout each period were as follows:

                                           INTERNATIONAL EQUITY SERIES                           EMERGING GROWTH SERIES
                                    --------------------------------------------------  ----------------------------------------
                                                                           10/29/92(1)                               12/27/93(1)
                                           YEAR ENDED DECEMBER 31,             TO          YEAR ENDED DECEMBER 31,       TO
                                      1996      1995      1994      1993    12/31/92      1996      1995      1994    12/31/93
Net asset value, beginning
  of period........................ $13.1200  $11.8400  $11.6200  $10.0300  $10.0000    $14.0200  $10.1600  $10.2000  $10.0000

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income............   0.5572    0.4194    0.2198    0.0523    0.0153      0.0500    0.0976    0.0791      none
  Net realized and unrealized
   gain (loss) from security
   transactions....................   1.9658    1.1906    0.0802    1.5477    0.0147      1.3800    3.8524   (0.1191)   0.2000
                                    --------  --------  --------  --------  --------    --------  --------  --------  --------
  Total from investment
   operations......................   2.5230    1.6100    0.3000    1.6000    0.0300      1.4300    3.9500   (0.0400)   0.2000
                                    --------  --------  --------  --------  --------    --------  --------  --------  --------
LESS DISTRIBUTIONS:
  Dividends from net investment
   income..........................  (0.4200)  (0.2400)  (0.0700)  (0.0100)     none     (0.0900)  (0.0900)     none      none
  Distributions from net
   realized gain from security
   transactions....................  (0.1130)  (0.0900)  (0.0100)     none      none     (0.8000)     none      none      none
                                    --------  --------  --------  --------  --------    --------  --------  --------  --------
  Total distributions..............  (0.5330)  (0.3300)  (0.0800)  (0.0100)     none     (0.8900)  (0.0900)     none      none
                                    --------  --------  --------  --------  --------    --------  --------  --------  --------
Net asset value, end of period..... $15.1100  $13.1200  $11.8400  $11.6200  $10.0300    $14.5600  $14.0200  $10.1600  $10.2000
                                    ========  ========  ========  ========  ========    ========  ========  ========  ========
Total return.......................    20.03%    13.98%     2.57%    15.97%     1.73%      11.00%    39.21%    (0.39%)    2.00%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000's omitted)................. $131,428   $81,548   $57,649   $16,664      $177     $56,423   $20,510    $7,087      $204
  Ratio of expenses to average
    net assets ....................     0.80%     0.80%     0.80%     0.80%     (2)         0.80%     0.80%     0.80%     (2)
  Ratio of expenses to average
    net assets prior to expense
    limitation.....................     0.91%     0.89%     1.01%     1.85%     (2)         0.92%     0.96%     1.47%     (2)
  Ratio of net investment income
    to average net assets..........     4.71%     3.69%     2.63%     1.85%     (2)         0.56%     1.03%     1.63%     (2)
  Ratio of net investment income
    to average net assets prior
    to expense limitation..........     4.60%     3.60%     2.42%     0.80%     (2)         0.44%     0.87%     0.96%     (2)
  Portfolio turnover rate..........        8%       19%       13%        9%     (2)          112%       76%       59%     (2)
  Average commission rate paid.....    $0.01        N/A       N/A       N/A      N/A       $0.06        N/A       N/A      N/A

-----------------
(1) Date of initial public offering; total return has been annualized for the International Equity Series and total return has not been annualized for the Emerging Growth Series.
(2) The ratio of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                    VALUE SERIES                           GLOBAL BOND SERIES
                                              -------------------------------------------------------      ------------------
                                                                                         12/27/93(1)          5/2/96(2)
                                                      YEAR ENDED DECEMBER 31,                 TO                  TO
                                                1996           1995           1994         12/31/93            12/31/96
Net asset value, beginning of period......    $12.4700       $10.2900       $10.2100       $10.0000            $10.0000

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................      0.1120         0.1918         0.1481           none              0.3390
  Net realized and unrealized gain
   (loss) from security transactions......      2.5480         2.2082        (0.0681)        0.2100              0.8310
                                              --------       --------       --------       --------            --------
  Total from investment operations........      2.6600         2.4000         0.0800         0.2100              1.1700
                                              --------       --------       --------       --------            --------
LESS DISTRIBUTIONS:
  Dividends from net investment income....     (0.1800)       (0.1500)          none           none             (0.2100)
  Distributions from net realized gain
   from security transactions.............     (0.4500)       (0.0700)          none           none                --
                                              --------       --------       --------       --------            --------
  Total distributions.....................     (0.6300)       (0.2200)          none           none             (0.2100)
                                              --------       --------       --------       --------            --------
Net asset value, end of period............    $14.5000       $12.4700       $10.2900       $10.2100            $10.9600
                                              ========       ========       ========       ========            ========
Total return..............................       22.55%         23.85%          0.78%          2.10%              11.79%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000's omitted)........................     $23,683        $11,929         $6,291           $210              $9,471
  Ratio of expenses to average net assets.        0.80%          0.80%          0.80%         (3)                  0.80%
  Ratio of expenses to average net assets.
    prior to expense limitation...........        0.99%          0.96%          1.41%         (3)                  1.19%
  Ratio of net investment income to
    average net assets....................        1.28%          2.13%          2.62%         (3)                  6.51%
  Ratio of net investment income to
    average net assets prior to expense
    limitation............................        1.09%          1.97%          2.01%         (3)                  6.12%
  Portfolio turnover rate.................          84%            71%            26%         (3)                    56%
  Average commission rate paid............       $0.06             N/A            N/A           N/A                  N/A

--------------
(1)  Date of initial public offering; total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) The ratio of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.

Delaware Group Premium Fund, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Group Premium Fund, Inc. (comprising, respectively, the Equity/Income Series, the High Yield Series, the Capital Reserves Series, the Multiple Strategy Series, the Money Market Series, the Growth Series, the International Equity Series, the Emerging Growth Series, the Value Series and the Global Bond Series) (the "Fund") as of December 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series of Delaware Group Premium Fund, Inc. at December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                           ERNST & YOUNG LLP


Philadelphia, Pennsylvania
February 12, 1997